Execution Copy




                         ALLIANT ENERGY RESOURCES, INC.,
                                    Company,


                           ALLIANT ENERGY CORPORATION,
                                  as Guarantor

                                       and

                               FIRSTAR BANK, N.A.,
                                   as Trustee




                                    INDENTURE


                          DATED AS OF NOVEMBER 4, 1999



                       Providing for the Issuance of Debt
                              Securities in Series
                               of Guaranteed Debt

                               ANNOTATED TIE-SHEET

          Reconciliation and tie between Indenture dated as of November 4, 1999 and the Trust Indenture Act of 1939. This reconciliation section does not constitute part of the Indenture.

                                                           INDENTURE
TRUST INDENTURE ACT OF 1939 SECTION                        SECTION
---------------------------------------------------------- ---------------------

310(a)(1) Eligibility/Qualification of Trustee             7.10
   (a)(2)                                                  7.10
   (a)(3) (We don't have Co-trustees)                      Inapplicable
   (b)                                                     7.08, 7.10
   (c)                                                     7.10
311(a) Preferential Collection of Claims Against Obligor   7.11
   (b)                                                     7.11
   (c)                                                     Inapplicable
312(a)                                                     2.07, 4.06
   (b)                                                     10.04
   (c)                                                     10.04
313(a) Reports by Indenture Trustee                        7.06,
   (b)(1)                                                  7.06(a)
   (b)(2)                                                  7.06(a)
   (c)                                                     10.03
   (d)                                                     7.06(b)
314(a) Reports by Obligor; Evidence of Compliance with
       Indenture Provisions                                Inapplicable
   (b)                                                     Inapplicable; No
                                                            Pledge of Property
   (c)(1)                                                  10.05
   (c)(2)                                                  10.05
   (c)(3) (Accountants/Conditions Precedent)               Inapplicable
   (d) Fair Value Certificate                              Inapplicable
   (e)                                                     10.06
   (f)                                                     Inapplicable
315(a) Duties and Responsibility of the Trustee            7.01(b)
   (b)                                                     7.05, 10.03
   (c)                                                     7.01(a)
   (d)                                                     6.05, 7.01(c)
   (e)                                                     6.07, 6.11
316(a)(last sentence) Directions and Waivers by
       Holders/Right to Payment                            2.11
   (a)(1)(A)                                               6.05
   (a)(1)(B)                                               6.04
   (a)(2) Consent to Postponement of Interest Payments     Inapplicable

                                                           INDENTURE
TRUST INDENTURE ACT OF 1939 SECTION                        SECTION
---------------------------------------------------------- ---------------------

   (b)                                                     6.07
   (c)                                                     10.02(e)
317(a)(1) Special Powers of Trustee                        6.01,6.02,6.03,6.08
   (a)(2)                                                  6.09
   (b)                                                     2.06
318(a)                                                     11.01
   (c)                                                     11.01

                               TABLE OF CONTENTS*

                                                                            Page
                                                                            ----

              ARTICLE 1. DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01  Definitions......................................................1
Section 1.02  Other Definitions................................................5
Section 1.03  Incorporation by Reference of Trust Indenture Act................5
Section 1.04  Rules of Construction............................................6

                         ARTICLE 2. THE SECURITIES

Section 2.01  Issuable in Series...............................................6
Section 2.02  Establishment of Terms and Form of Series of Securities and
                Guarantees..................7
Section 2.03  Execution, Authentication, and Delivery.........................10
Section 2.04  Registrar and Paying Agent......................................12
Section 2.05  Payment on Securities...........................................12
Section 2.06  Paying Agent to Hold Money in Trust.............................13
Section 2.07  Securityholder Lists; Ownership of Securities...................14
Section 2.08  Transfer and Exchange...........................................14
Section 2.09  Replacement Securities..........................................16
Section 2.10  Outstanding Securities..........................................17
Section 2.11  Treasury Securities.............................................17
Section 2.12  Temporary Securities............................................18
Section 2.13  Cancellation....................................................18
Section 2.14  Defaulted Interest..............................................19
Section 2.15  Global Securities...............................................19
Section 2.16  Unconditional Guarantee.........................................20
Section 2.17  Execution of Guarantees.........................................21
Section 2.18  Assumption by Guarantor.........................................22

                           ARTICLE 3. REDEMPTION

Section 3.01  Notice to the Trustee...........................................22
Section 3.02  Selection of Securities to be Redeemed..........................23
Section 3.03  Notice of Redemption............................................23
Section 3.04  Effect of Notice of Redemption..................................24
Section 3.05  Deposit of Redemption Price.....................................24
Section 3.06  Securities Redeemed in Part.....................................24

_______________
*    This Table of Contents does not constitute part of this Indenture.

                                                                            Page
                                                                            ----

                           ARTICLE 4. COVENANTS

Section 4.01  Payment of Securities...........................................25
Section 4.02  Maintenance of Office or Agency.................................25
Section 4.03  Limitations on Liens............................................26
Section 4.04  Limitation on Sale and Lease-Back Transactions..................29
Section 4.05  Money for Securities Payments to be Held in Trust...............29
Section 4.06  Company and the Guarantor to Furnish Trustee Names and
                Addresses of Holders..........................................31
Section 4.07  Company Statement as to Compliance; Notice of Certain Defaults..31
Section 4.08  Guarantor Statement as to Compliance; Notice of Certain
                Defaults......................................................32
Section 4.09  Maintenance of Properties.......................................33
Section 4.10  Insurance.......................................................33
Section 4.11  Existence.......................................................33
Section 4.12  Payment of Taxes and Other Claims...............................33
Section 4.13  Waiver of Certain Covenants.....................................34

                ARTICLE 5. CONSOLIDATION, MERGER AND SALES

Section 5.01  Company May Consolidate, etc., Only on Certain Terms............34
Section 5.02  Successor Person Substituted for Company........................35
Section 5.03  Guarantor May Consolidate, etc., Only on Certain Terms..........35
Section 5.04  Successor Person Substituted for Guarantor......................36
Section 5.05  Assumption by Guarantor.........................................36

                     ARTICLE 6. DEFAULTS AND REMEDIES

Section 6.01  Events of Default...............................................37
Section 6.02  Acceleration....................................................39
Section 6.03  Other Remedies Available to Trustee.............................39
Section 6.04  Waiver of Existing Defaults.....................................39
Section 6.05  Control by Majority.............................................39
Section 6.06  Limitation on Suits by Securityholders..........................40
Section 6.07  Rights of Holders to Receive Payment............................40
Section 6.08  Collection Suits by Trustee.....................................40
Section 6.09  Trustee May File Proofs of Claim................................41
Section 6.10  Priorities......................................................41
Section 6.11  Undertaking for Costs...........................................41

                            ARTICLE 7. TRUSTEE

Section 7.01  Duties of Trustee...............................................42
Section 7.02  Rights of Trustee...............................................43
Section 7.03  Individual Rights of Trustee....................................43

                                                                            Page
                                                                            ----

Section 7.04  Trustee's Disclaimer............................................43
Section 7.05  Notice of Defaults..............................................44
Section 7.06  Reports by Trustee to Holders...................................44
Section 7.07  Compensation and Indemnity......................................44
Section 7.08  Replacement of Trustee..........................................45
Section 7.09  Successor Trustee, Agents by Merger, etc........................47
Section 7.10  Eligibility; Disqualification...................................47
Section 7.11  Preferential Collection of Claims Against the Company...........47

               ARTICLE 8. DEFEASANCE AND COVENANT DEFEASANCE

Section 8.01  Company's and Guarantor's Option to Effect Defeasance or
                Covenant Defeasance...........................................48
Section 8.01  Defeasance and Discharge........................................48
Section 8.03  Covenant Defeasance.............................................49
Section 8.04  Conditions to Defeasance or Covenant Defeasance.................49
Section 8.05  Deposited Money and U.S. Government Obligations to be Held in
                Trust; Other Miscellaneous Provisions.........................51
Section 8.06  Reinstatement...................................................52

        ARTICLE 9. AMENDMENTS AND WAIVERS; SUPPLEMENTAL INDENTURES

Section 9.01  Without Consent of Holders......................................52
Section 9.02  With Consent of Holders.........................................53
Section 9.03  Execution of Supplemental Indentures............................54
Section 9.04  Effect of Supplemental Indentures...............................55
Section 9.05  Reference in Securities to Supplemental Indentures..............55
Section 9.06  Compliance with Trust Indenture Act.............................55
Section 9.07  Revocation and Effect of Consents...............................55
Section 9.08  Notation on or Exchange of Securities...........................56
Section 9.09  Trustee Protected...............................................56

                         ARTICLE 10. MISCELLANEOUS

Section 10.01  Trust Indenture Act Controls...................................56
Section 10.02  Acts of Holders................................................56
Section 10.03  Notices........................................................58
Section 10.04  Communication by Holders with Other Holders....................59
Section 10.05  Certificate and Opinion as to Conditions Precedent.............59
Section 10.06  Statements Required in Certificate or Opinion..................59
Section 10.07  Rules by Trustee and Agents....................................60
Section 10.08  Legal Holidays.................................................60
Section 10.09  Governing Law..................................................60
Section 10.10  No Adverse Interpretation of Other Agreements..................60
Section 10.11  No Recourse Against Others.....................................60

                                                                            Page
                                                                            ----

Section 10.12  Execution in Counterparts......................................60
Section 10.13  Currencies.....................................................61

              ARTICLE 11. REPAYMENT AT THE OPTION OF HOLDERS

Section 11.01  Applicability of Article.......................................61

          INDENTURE dated as of November 4, 1999 among ALLIANT ENERGY RESOURCES, INC., a Wisconsin corporation (the "Company"), ALLIANT ENERGY CORPORATION, a Wisconsin corporation as guarantor (the "Guarantor"), and FIRSTAR BANK, N.A., as Trustee (the "Trustee").


                    RECITALS OF THE COMPANY AND THE GUARANTOR

          The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured and unsubordinated debentures, notes or other evidences of indebtedness ("Securities") (as defined herein) as herein provided.

          The Guarantor has duly authorized the execution and delivery of this Indenture and deems it appropriate from time to time to issue its Guarantees (as defined herein) of the Securities on the terms herein provided.

          All things necessary to make this Indenture a valid agreement of the Company and the Guarantor, in accordance with its terms, have been done.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders (as defined herein) thereof, it is mutually covenanted and agreed as follows for the equal and ratable benefit of the Holders of the
Securities:


                                   ARTICLE 1.

                   DEFINITIONS AND INCORPORATION BY REFERENCE

          Section 1.01 DEFINITIONS.

          "Affiliate" means any person directly or indirectly controlling or controlled by, or under direct or indirect common control with, the Company, or the Guarantor, as the case may be.

          "Agent" means any Paying Agent, Registrar or transfer agent as may be appointed by the Company from time to time.

          "Attributable Debt" means, with respect to any particular Sale and Lease-Back Transaction, at the time of determination, the present value (discounted at the rate of interest implicit in the transaction determined in accordance with generally accepted accounting principles) of the obligation of the lessee for net rental payments during the remaining term of the lease included in the Sale and Lease-Back Transaction (including any period for which such lease has been extended or may, at the option of the lessor, be extended).

          "Authorized Newspaper" means a newspaper of general circulation, in the official language of the country of publication or in the English language, customarily published on each business day. Whenever successive weekly publications in an Authorized Newspaper are required hereunder, they may be made (unless otherwise expressly provided herein) on the same or different days of the week and in the same or different Authorized Newspapers.

          "Board of Directors" mean the Board of Directors of the Company or the Guarantor, as the case may be, or any duly authorized committee thereof.

          "Board Resolution" means a copy of a resolution of the Board of Directors, certified by the Secretary or an Assistant Secretary of the Company or the Guarantor, as the case may be, to have been adopted by the Board of Directors and to be in full force and effect on the date of the certificate.

          "Company" means the party named as such in this Indenture until a successor replaces it and thereafter means the successor.

          "Company Order" means an order signed by two Officers of the Company.

          "Consolidated Net Tangible Assets" is the total of all assets (including revaluations thereof as a result of commercial appraisals, price level restatement or otherwise) appearing on the most recent consolidated balance sheet of the Guarantor as of the date of determination (which balance sheet shall be the most recent balance sheet filed with the SEC, or if a revaluation has occurred, the balance sheet prepared in connection with such revaluation if it is more recent than the most recent balance sheet filed with the SEC), net of applicable reserves and deductions, but excluding goodwill, trade names, trademarks, patents, unamortized debt discount and all other like intangible assets (which term shall not be construed to include such revaluations), less the aggregate of the consolidated current liabilities of the Guarantor appearing on such balance sheet.

          "Debt" means all of the Company's obligations evidenced by bonds, debentures, notes or similar evidences of indebtedness in each case for money borrowed.

          "Depositary" means, with respect to Securities of any Series, for which the Company shall determine that such Securities will be issued as a Global Security, The Depository Trust Company, New York, New York, another clearing agency, or any successor registered as a clearing agency under the Exchange Act, or other applicable statute or regulation, which, in each case, shall be designated by the Company pursuant to either Section 2.02 or 2.15.

          "Default" means any event which is, or after notice or passage of time would be, an Event of Default.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Global Security" means, with respect to any Series of Securities, a Security executed by the Company and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with the Indenture, which shall be registered in the name of the Depositary or its nominee.

          "Guarantee" means the agreement of the Guarantor in the form, set forth in Section 2.16 hereof, to be endorsed on the Securities authenticated and delivered hereunder.

          "Guarantor" means the party named as such in this Indenture until a successor replaces it and thereafter means the successor.

          "Guarantor Order" means an order signed by two Officers of the Guarantor.

          "Holder" or "Securityholder" means a bearer of an Unregistered Security or of a coupon appertaining thereto or a person in whose name a Registered Security is registered on the Registrar's books.

          "Indenture" means this Indenture as amended or supplemented from time to time and shall include the forms and terms of particular Series of Securities established as contemplated hereunder.

          "Interest" when used with respect to an Original Issue Discount Security which by its terms bears interest only after maturity, means interest payable after maturity.

          "Lien" means any mortgage, lien, pledge, security interest or other encumbrance. The term "Lien" does not include any easements, rights-of-way, restrictions and other similar encumbrances and encumbrances consisting of zoning restrictions, leases, subleases, licenses, sublicenses, restrictions on the use of property or defects in the title thereto.

          "Officer" means the President, the Chief Executive Officer, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary, any Assistant Secretary or the Controller or any Assistant Controller of the Company or the Guarantor, as the case may be.

          "Officers' Certificate" means a certificate signed by two Officers of the Company or the Guarantor, as the case may be.

          "Opinion of Counsel" means a written opinion of legal counsel who is acceptable to the Company, the Guarantor and the Trustee. The counsel may be an employee of or counsel to the Company or the Trustee.

          "Original Issue Discount Security" means any Security which provides for an amount less than the stated principal amount thereof to be due and payable upon declaration of acceleration of the maturity thereof pursuant to
Section 6.02.

          "Physical Security" means any Security in permanent and certificated form.

          "Principal" of a Security means the principal of the Security plus, when appropriate, the premium, if any, on the Security.

          "Registered   Security"  means  any  Security  issued   hereunder  and
registered as to principal and interest by the Registrar.

          "Responsible Officer" when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors or trustees, the chairman or any vice-chairman of the executive committee of the board of directors or trustees, the president, any executive vice-president, any senior vice-president, any vice-president, any assistant vice-president, the treasurer, the secretary, any trust officer, any second or assistant vice-president, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with a particular subject.

          "Sale and Lease-Back Transaction" means any arrangement with any entity providing for the lease by the Company of any of the assets that the Company has sold or transferred or that the Company has agreed to sell or transfer to that entity.

          "SEC" means the Securities and Exchange Commission.

          "Series" or "Series of Securities" means a series of Securities.

          "Securities" means the debentures, notes or other obligations of the Company issued, authenticated and delivered under this Indenture.

          "Subsidiary" means any corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company and/or by one or more other Subsidiaries. For purposes of such definition, "voting stock" means stock ordinarily having voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

          "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. Sections 777aaa-777bbb) as in effect on the date of this Indenture, except as provided in
Section 9.03.

          "Trustee" means the party named as such in this Indenture until a successor replaces it and, thereafter, means the successor and if, at any time, there is more than one Trustee, "Trustee" as used with respect to the Securities of any Series shall mean the Trustee with respect to that Series.

          "U.S. Person" means a citizen, national or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust which is subject to United States federal income taxation regardless of its source of income.

          "Unregistered Security" means any Security issued hereunder which is not a Registered Security.

          "Yield to Maturity" means the yield to maturity, calculated by the Company at the time of issuance of a Series of Securities or, if applicable, at the most recent determination of interest on such Series in accordance with accepted financial practice.

          Section 1.02 OTHER DEFINITIONS.

          INDENTURE TERM                                   SECTION

          "Act of Holders"....................................10.02
          "Defeased Securities"................................8.01
          "Event of Default"...................................6.01
          "Legal Holiday".....................................10.08
          "Paying Agent".......................................2.04
          "Registrar"..........................................2.04
          "U.S. Government Obligations"........................8.04

          Section 1.03 INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

          "Commission" means the SEC.

          "indenture securities" means the Securities.

          "indenture security holder" means a Holder or a Securityholder.

          "indenture to be qualified" means this Indenture.

          "indenture trustee" or "institutional trustee" means the Trustee.

          "obligor" on the indenture securities means the Company and the Guarantor, if and as long as the Guarantor is liable with respect to any payment of principal of, premium, if any, and interest on any Security as a result of the Company's default in the timely payment of any amount due with respect to any Security.

          All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings assigned to them therein.

          Section 1.04 RULES OF CONSTRUCTION. Unless the context otherwise requires:

                    (1) a term has the meaning assigned to it;

                    (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles;

                    (3) words in the singular include the plural, and words in the plural include the singular; and

                    (4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.


                                   ARTICLE 2.

                                 THE SECURITIES

          Section 2.01 ISSUABLE IN SERIES. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more Series. There may be Registered Securities and Unregistered Securities within a Series and the Unregistered Securities may be subject to such restrictions, and contain such legends, as may be required by United

States laws and regulations. All Series of Securities shall be equally and ratably entitled to the benefits of this Indenture.

          Section 2.02 ESTABLISHMENT OF TERMS AND FORM OF SERIES OF SECURITIES AND GUARANTEES.

          (a) At or prior to the issuance of any Series of Securities, the following shall be established by a Company Board Resolution, by one or more Officers of the Company pursuant to a Company Board Resolution, or by a supplemental indenture hereto:

                    (1) the title of the Securities of the Series (which title shall distinguish the Securities of the Series from the Securities of any other Series and from any other securities issued by the Company);

                    (2) any limit upon the aggregate principal amount of the Securities of the Series which may be authenticated and delivered under this Indenture (which limit shall not pertain to Securities authenticated and delivered upon registration of, transfer of, in exchange for or in lieu of, other Securities of the Series pursuant to
          Section 2.08, 2.09, 2.12, 3.06 or 9.08);

                    (3) the date or dates on which the principal of the Securities of the Series is payable;

                    (4) the rate or rates (which may be fixed or variable) at which the Securities of the Series shall bear interest, if any, or the manner of determining such rate or rates of interest, the date or dates from which such interest shall accrue, the dates on which such interest shall be payable, and, with respect to Registered Securities, the record date for the interest payable on any interest payment date, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

                    (5) the place or places where the principal of and interest on Registered and Unregistered, if any, Securities of the Series shall be payable;

                    (6) the period or periods within which, the price or prices at which, and the terms and conditions upon which, Securities of the Series may be redeemed, in whole or in part, at the option of the Company;

                    (7) the obligation, if any, of the Company to redeem or purchase Securities of the Series pursuant to any sinking fund or analogous provisions or upon the happening of a specified event or at the option of a Holder thereof and the period or periods within which, the price or prices at which, and the terms and conditions upon which, Securities of the Series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                    (8) if in other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the Series shall be issuable;

                    (9) if other than the principal amount thereof, the portion of the principal amount of Securities of the Series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 6.02;

                    (10) whether Securities of the Series shall be issuable as Registered Securities or Unregistered Securities (with or without interest coupons), or both, and any restrictions applicable to the offering, sale or delivery of Unregistered Securities and whether, and the terms upon which, Unregistered Securities of a Series may be exchanged for Registered Securities of the same Series and vice versa, and whether any liquidated damages are to be paid if the Company fails to file the appropriate registration statements, or fails to have such registration statements declared effective within a specified time period;

                    (11) the form or forms of the Securities (or forms thereof if Unregistered and Registered Securities shall be issuable in such Series), including such legends as may be required by United States laws or regulations, the form of any coupons or temporary Global Security which may be issued and the forms of any certificates, opinions or other documents which may be required hereunder or under United States laws or regulations in connection with the offering, sale, delivery or exchange of Unregistered Securities;

                    (12) whether the Securities of the Series are issuable as a Global Security and, in such case, the identity of the Depositary for such Series;

                    (13) if other than such coin or currency of the United States of America as at the time of payment is legal tender for payment of public or private debts, the coin or currency, including composite currency, in which payment of the principal of and premium, if any, or interest on the Securities of the Series shall be payable;

                    (14) if the principal of or interest on the Securities of the Series are to be payable, at the election of the Company or a Holder thereof, in a coin or currency other than that in which the Securities are stated to be payable, the coin or currency, including composite currency, in which payment of the principal of and premium, if any, or interest on Securities of such Series as to which such election is made shall be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

                    (15) if the amount of payments of principal of or interest on the Securities of the Series may be determined with reference to an index based on coin or currency other than that in which the Securities are stated to be payable, the manner in which such amounts shall be determined; and

                    (16) any other terms of the Series (which terms shall not be inconsistent with the provisions of this Indenture), including any terms which may be required by or advisable under United States laws or regulations or advisable in connection with the marketing of Securities of that Series.

          (b) All Securities of any one Series shall be substantially identical except as to denomination and the rate or rates of interest, if any, and maturity and currency and, except as may otherwise be provided in or pursuant to a Company Board Resolution or a certificate delivered pursuant to Section 2.02(c) or in an indenture supplemental hereto. All Securities of any one Series need not be issued at the same time, and, unless otherwise provided, a Series may be reopened for issuances of additional Securities of such Series.

          (c) If the terms and form or forms of any Series of Securities are established by or pursuant to a Company Board Resolution, the Company shall deliver a copy of such Board Resolution to the Trustee at or prior to the issuance of such Series with (1) the form or forms of the Securities which have been approved attached thereto; or (2) if such Board Resolution authorizes specified Officers to establish the terms and form or forms of the Securities, a certificate of such Officers or a supplemental indenture signed by such Officers establishing or providing for the establishment of the terms and form or forms of the Securities, with such form or forms of the Securities attached to the certificate or supplemental indenture establishing such form or forms.

          (d) Unregistered Securities and their coupons must have substantially the following statement on their face: "Any United States person who holds this obligation will be subject to limitations under the United States income tax laws, including the limitations provided in Sections 165(j) and 1287 of the Internal Revenue Code of 1986, as amended," or such other statement or statements as determined by the Company.

          (e) At or prior to the issuance of any of the Guarantees, the exact form and terms of such Guarantees, which shall comply with the terms of Section
2.16 hereof, shall be established by an Officers' Certificate of the Guarantor.

          Section 2.03  EXECUTION, AUTHENTICATION, AND DELIVERY.

          (a) The Securities shall be executed on behalf of the Company by, and the Guarantees endorsed thereon shall be executed on behalf of the Guarantor by, its President, Chief Executive Officer or any Vice President, and by its Treasurer or an Assistant Treasurer or its Secretary or an Assistant Secretary. Signatures shall be manual or facsimile. The Company's seal, if any, shall be reproduced on the Securities and may, but need not, be attested. The Guarantor's seal, if any, shall be reproduced on the Guarantees and may, but need not, be attested. The coupons of Unregistered Securities shall bear the facsimile signature of the Treasurer or an Assistant Treasurer of the Company.

          (b) If an Officer whose signature is on a Security, a Guarantee or coupon no longer holds that office at the time the Security or the Guarantee is authenticated, the Security, Guarantee or coupon shall be valid nevertheless.

          (c) A Security or Guarantee thereon shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent, and no coupon shall be valid until the Security to which it appertains has been so authenticated. Such signature shall be conclusive evidence that the Security has been authenticated under this Indenture. Each Unregistered Security shall be dated the date of its authentication.

          (d) The Trustee (or an authenticating agent appointed pursuant to Section 2.03(f)) shall at any time, and from time to time, authenticate and deliver Securities of any Series executed and delivered by the Company with Guarantees endorsed thereon for original issue in an unlimited aggregate principal amount, upon receipt by the Trustee (or an authentication agent) of
(i) a Company Order or directions pursuant to such a Company Order for the authentication and delivery of such Securities; (ii) if the terms and form or forms of the Securities of such Series have been established by or pursuant to a Board Resolution or supplemental indenture as permitted pursuant to Section
2.02, a copy of such Board Resolution and any certificate or supplemental indenture that may be required pursuant to Section 2.02(c); (iii) if the terms and form or forms of the Securities of such Series have been otherwise established by or pursuant to a supplemental indenture, a copy of such duly executed supplemental indenture and any documents required by such supplemental indenture; (iv) an Officers' Certificate of the Guarantor establishing the terms of the Guarantees; and (v) an Opinion of Counsel stating substantially:

                    (1) if the form of such Securities has been established by or pursuant to a Board Resolution as permitted by Section 2.02, that such form has been established in conformity with provisions of this Indenture;

                    (2) if the terms of such Securities have been established by or pursuant to a Board Resolution as permitted by Section 2.02, that such terms have been established, or provision has been made for their establishment, in conformity with the provisions of this Indenture; and

                    (3) that such Securities and Guarantees, when authenticated and delivered by the Trustee (or an authenticating agent) and issued by the Company or the Guarantor, as applicable, in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company or the Guarantor, as applicable, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles and subject to the enforcement of certain provisions thereof which may be limited by the laws of the State of Wisconsin, but the inclusion of such provisions does not affect the validity of the Securities or the Guarantees, as the case may be, contain legally adequate provisions for the realization of the principal legal rights and benefits offered thereby.

          If the terms and form or forms of such Securities have been established by or pursuant to a Board Resolution as permitted by Section 2.02, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will materially and adversely affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

          Notwithstanding the foregoing, until the Company has notified the Trustee and the Registrar that, as a result of the action described, the Company would not suffer adverse consequences under the provisions of United States law or regulations in effect at the time of the delivery of Unregistered Securities,
(i) delivery of Unregistered Securities will be made only outside the United States and its possessions, and (ii) Unregistered Securities will be released in definitive form to the person entitled to physical delivery thereof only upon presentation of a certificate in the form prescribed by the Company.

          (e) The aggregate principal amount of Securities of any Series outstanding at any time may not exceed any limit upon the maximum principal amount for such Series set forth in the Board Resolution (or certificate of an Officer or Officers) or supplemental indenture pursuant to Section 2.02 or in any additional Board Resolution or supplemental indenture which shall reopen a Series of Securities pursuant to Section 2.02.

          (f) The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate.

          Section 2.04 REGISTRAR AND PAYING AGENT. The Company shall maintain for each Series of Securities an office or agency where Registered Securities may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where (subject to Sections 2.05 and 2.08) Securities may be presented for payment ("Paying Agent"). With respect to any Series of Securities issued in whole or in part as Unregistered Securities, the Company shall maintain one or more Paying Agents located outside the United States and its possessions and shall maintain such Paying Agents for a period of two years after the principal of such Unregistered Securities has become due and payable. During any period thereafter for which it is necessary in order to conform to United States tax law or regulations, the Company will maintain a Paying Agent outside the United States and its possessions to which the Unregistered Securities or coupons appertaining thereto may be presented for payment and will provide the necessary funds therefor to such Paying Agent upon reasonable notice. The Registrar shall keep a register with respect to each Series of Securities issued in whole or in part as Registered Securities and as to their transfer and exchange. The Company may appoint one or more co-Registrars and one or more additional Paying Agents for each Series of Securities and the Company may terminate the appointment of any co-Registrar. The term "Paying Agent" includes any additional Paying Agent. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such.

          Section 2.05  PAYMENT ON SECURITIES.

          (a) Subject to the following provisions, the Company will pay to the Trustee or the Paying Agent the amounts, in such coin or currency as is at the time legal tender for the payment of public or private debt, at the times and for the purposes set forth herein and in the text of the Securities Series, and the Company hereby authorizes and directs the Trustee or the Paying Agent, from funds so paid to it, to make or cause to be made payment of the principal of, interest and premium, if any, on the Securities and coupons of each Series as set forth herein and in the text of such Securities and coupons. The Trustee will arrange directly with any Paying Agent for the payment, or the Trustee will make payment, from funds furnished by the Company, of the principal of, interest and premium, if any, on the Securities and coupons of each Series by check drawn upon a bank specified by the Company and acceptable to the Trustee.

          (b) Interest, if any, on Registered Securities of a Series shall be paid on each interest payment date for such Series to the Holder thereof at the close of business on the relevant record dates specified in the Securities of such Series. The Company may pay such interest by check mailed to such Holder's address as it appears on the register for Securities of such Series. Principal of Registered Securities shall be payable only against presentation and surrender thereof at the office of the Paying Agent in Milwaukee, Wisconsin or New York, New York unless the Company shall have otherwise instructed the Trustee in writing.

          (c) To the extent provided in the Securities of a Series, (i) interest, if any, on Unregistered Securities shall be paid only against presentation and surrender of the coupons for such interest installments as are evidenced thereby as they mature; and (ii) original issue discount (as defined in Section 1273 of the Internal Revenue Code of 1986, as amended), if any, on Unregistered Securities shall be paid only against presentation and surrender of such Securities; in either case at the office of a Paying Agent located outside of the United States and its possessions. Principal of Unregistered Securities shall be paid only against presentation and surrender thereof as provided in the Securities of a Series. If at the time a payment of principal of or interest, if any, or original issue discount, if any, on an Unregistered Security or coupon shall become due, the payment of the full amount so payable at the office or offices of all the Paying Agents outside the United States and its possessions is illegal or effectively precluded because of the imposition of exchange controls or other similar restrictions on the payment of such amount in United States currency, then the Company will instruct the Trustee in writing as to how and when such payment will be made and may instruct the Trustee to make such payments at the office of a Paying Agent located in the United States, provided that the Company has determined that provision for such payment in the United States would not cause such Unregistered Security to be treated as a "registration-required obligation" under United States laws and regulations. Unless otherwise instructed in writing by the Company, no payments of interest, original issue discounts or principal with respect to Unregistered Securities shall be made by a Paying Agent (i) by transfer of funds into an account maintained by the payee in the United States, (ii) mailed to an address in the United States or (iii) paid to a United States address by electronic funds transfer.

          Section 2.06 PAYING AGENT TO HOLD MONEY IN TRUST. The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust, for the benefit of Securityholders of any or all Series of Securities, or the Trustee, all money held by the Paying Agent for the payment of principal or interest on such Series of Securities, and that the Paying Agent will notify the Trustee of any default by the Company (or any other obligor on the Securities) in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. If the Company or a Subsidiary acts as Paying Agent, it shall segregate the money held by it for the payment of principal or interest on any Series of Securities and hold such money as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon so doing, the Paying Agent shall have no further liability for the money so paid. The Trustee or the Paying Agent may allow and credit to the Company (or any other obligor on the Securities) interest on any monies received by it hereunder at such rate as may be agreed upon with the Company (or any other obligor on the Securities) from time to time and as may be permitted by law.

          Section 2.07 SECURITYHOLDER LISTS; OWNERSHIP OF SECURITIES.

          (a) The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders of each Series of Securities. If the Trustee is not the Registrar, the Company shall furnish to the Trustee semiannually on or before the last day of June and December in each year, and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require, containing all the information in the possession or control of the Registrar, the Company, the Guarantor or any of the Paying Agents other than the Trustee as to the names and addresses of Holders of each such Series of Securities.

          (b) Ownership of Registered Security of a Series shall be proved by the register for such Series kept by the Registrar. Ownership of Unregistered Securities may be proved by the production of such Unregistered Securities, or by a certificate or affidavit executed by the person holding such Unregistered Securities, or by a depository with whom such Unregistered Securities were deposited if the certificate or affidavit is satisfactory to the Trustee. The Company, the Trustee, the Guarantor and any agent of the Company may treat the bearer or any Unregistered Security or coupon and the person in whose name a Registered Security is registered as the absolute owner thereof for all purposes.

          Section 2.08 TRANSFER AND EXCHANGE.

          (a) Where Registered Securities of a Series are presented to the Registrar with a request to register their transfer or to exchange them for an equal principal amount of Registered Securities of the same Series containing identical terms and provisions and date of maturity of other authorized denominations, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met.

          (b) If both Registered and Unregistered Securities are authorized for a Series of Securities and the terms of such Securities permit, (i) Unregistered Securities may be exchanged for an equal principal amount of Registered Securities containing identical terms and provisions of the same Series and date of maturity in any authorized denominations upon delivery to the Registrar of the Unregistered Security with all unmatured coupons and all matured coupons in default appertaining thereto and if all other requirements of the Registrar and such Securities for such exchange are met, and (ii) Registered Securities may be exchanged for an equal principal amount of Unregistered Securities of the same Series and date of maturity in any authorized denominations (except that any coupons appertaining to such Unregistered Securities which have matured and have been paid shall be detached) upon delivery to the Registrar of the Registered Securities and if all other requirements of the Registrar (or such Paying Agent) and such Securities for such exchange are met.

          Notwithstanding the foregoing, the exchange of Unregistered Securities for Registered Securities or Registered Securities for Unregistered Securities will be subject to the satisfaction of the provisions of United States laws and regulations in effect at the time of such exchange, and no exchange of Registered Securities for Unregistered Securities will be made until the Company has notified the Trustee and the Registrar that, as a result of such exchange, neither the Company nor the Guarantor would suffer adverse consequences under the provisions of United States laws or regulations.

          (c) To permit registrations of transfers and exchanges the Trustee (or an authenticating agent) shall authenticate Securities upon instructions of the Registrar or, if applicable, a Paying Agent upon surrender of Securities for registration of transfer or for exchange as provided in this Section. The Company will not make any charge for any registration of transfer or exchange but may require the payment by the party requesting such registration of transfer or exchange of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          (d) Neither the Company nor the Registrar shall be required (i) to issue, register the transfer of or exchange Securities of any Series for the period of 15 days immediately preceding the selection of any such Securities to be redeemed, or (ii) to register the transfer of or exchange Securities of any Series selected, called or being called for redemption as a whole or the portion being redeemed of any such Securities selected, called or being called for redemption in part.

          (e) Unregistered Securities or any coupons appertaining thereto shall be transferable by delivery.

          Section 2.09 REPLACEMENT SECURITIES.

          (a) If a mutilated Security or a Security with a mutilated coupon appertaining to it is surrendered to the Trustee (or an authenticating agent), the Company shall issue (with the Guarantee thereon executed by the Guarantor) and the Trustee (or an authenticating agent) shall authenticate a replacement Registered Security, if such surrendered security was a Registered Security, or a replacement Unregistered Security with coupons corresponding to the coupons appertaining to the surrendered Security, if such surrendered Security was an Unregistered Security of the same Series and containing identical terms and provisions, if the Trustee's (or authenticating agent's) requirements are met.

          (b) If the Holder of a Security claims that the Security or any coupon appertaining thereto has been lost, destroyed or wrongfully taken, the Company shall issue (with the Guarantee thereon executed by the Guarantor) and the Trustee (or an authenticating agent), shall authenticate a replacement Registered Security, if such Holder's claim pertains to a Registered Security, or a replacement Unregistered Security with coupons corresponding to the coupons appertaining to the lost, destroyed or wrongfully taken Unregistered Security or the Unregistered Security to which such lost, destroyed or wrongfully taken coupon appertains, if such Holder's claim pertains to an Unregistered Security, of the same Series and containing identical terms and provisions, if the Trustee's requirements are met; provided, however, that the Trustee (or an authenticating agent), the Company or the Guarantor may require any such Holder to provide to the Trustee, the Company and the Guarantor security or indemnity sufficient in the judgment of the Company, the Guarantor and the Trustee (or an authenticating agent) to protect the Company, the Guarantor, the Trustee (or an authenticating agent) and any Agent from any loss which any of them may suffer if a Security is replaced. The Company, the Guarantor and the Trustee (or an authenticating agent) may charge the party requesting a replacement Security for its expenses in replacing a Security.

          (c) Every replacement Security is an additional obligation of the Company. Every replacement Guarantee is an additional obligation of the Guarantor.

          (d) Notwithstanding anything to the contrary contained herein, replacement Securities need not be issued in any of the circumstances described in Section 2.09 if the Company, the Guarantor or the Trustee (or an authenticating agent) have notice that the mutilated, lost, destroyed or wrongfully taken Security has been acquired by a bona fide purchaser.

          Section 2.10 OUTSTANDING SECURITIES.

          (a) Securities outstanding at any time are all Securities authenticated by the Trustee (or an authenticating agent), except for those canceled by it, those delivered to it for cancellation and those described in this Section as not outstanding.

          (b) If a Security is replaced pursuant to Section 2.09, it ceases to be outstanding until the Trustee (or an authenticating agent), receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

          (c) If the Paying Agent holds on a redemption date or maturity date money or U.S. Government Obligations sufficient to pay all amounts due on Securities of any Series on that date, then on and after that date, all Securities of such Series cease to be outstanding and interest on them ceases to accrue.

          (d) A Security does not cease to be outstanding because the Company, the Guarantor or an Affiliate of either of them holds the Security.

          (e) In determining whether the Holders of the requisite principal amount of outstanding Securities of any Series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, or whether sufficient funds are available for redemption or for any other purpose, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 6.02; and (ii) the principal amount of any security denominated in a currency other than United States dollars that shall be deemed to be outstanding for such purposes shall be that amount of United States dollars that could be obtained for such amount on such reasonable basis of exchange and as of the record date for such determination or action (or, if there shall be no applicable record date, such other date reasonably proximate to the date of such determination or action), in each case, as the Company shall specify in a written notice to the Trustee.

          Section 2.11 TREASURY SECURITIES. In determining whether the Holders of the requisite principal amount of Securities of any Series have concurred in any direction, waiver or consent, Securities of such Series owned by the Company, the Guarantor or an Affiliate of either of them shall be disregarded, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities of such Series which the Trustee knows are so owned shall be so disregarded.

          Section 2.12 TEMPORARY SECURITIES.

          (a) Until definitive Registered Securities of any Series are ready for delivery, the Company may prepare and execute and the Trustee shall authenticate temporary Registered Securities of such Series having duly executed Guarantees endorsed thereon. Temporary Registered Securities of any Series shall be substantially in the form of definitive Registered Securities of such Series but may have variations that the Company and the Guarantor considers appropriate for temporary Securities. Every temporary Registered Security shall be executed by the Company, guaranteed by the Guarantor, authenticated by the Trustee and registered by the Registrar, upon the same conditions, and with like effect, as a definitive Registered Security. Without unreasonable delay, the Company and the Guarantor shall prepare and the Trustee shall authenticate definitive Registered Securities of the same Series and containing identical terms and provisions in exchange for temporary Registered Securities.

          (b) Until definitive Unregistered Securities of any Series are ready for delivery, the Company may prepare and execute and the Trustee shall authenticate one or more temporary Unregistered Securities, which may have coupons attached or which may be in the form of a single temporary global Unregistered Security of that Series. The temporary Unregistered Security or Securities of any Series shall be substantially in the form approved by or pursuant to a Board Resolution or a supplemental indenture and shall be delivered to one of the Paying Agents located outside the United States and its possessions or to such other person or persons as the Company shall direct against such certification as the Company may from time to time prescribe by or pursuant to a Board Resolution or a supplemental indenture. The temporary Unregistered Security or Securities of a Series shall be executed by the Company and the Guarantor and authenticated by the Trustee, upon the same conditions, and with like effect, as a definitive Unregistered Security of such Series, except as provided herein or therein. A temporary Unregistered Security or Securities shall be exchangeable for definitive Unregistered Securities containing identical terms and provisions at the time and on the conditions, if any, specified in the temporary Security.

          Upon any exchange of a part of a temporary Unregistered Security of a Series for definitive Unregistered Securities of such Series, the temporary Unregistered Security shall be endorsed by the Trustee or Paying Agent to reflect the reduction of its principal amount by an amount equal to the aggregate principal amount of definitive Unregistered Securities of such Series so exchanged and endorsed.

          Section 2.13 CANCELLATION. The Company or the Guarantor at any time may deliver Securities and coupons to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities and coupons surrendered to them for registration of transfer, for exchange or for payment. Except as otherwise required by this Indenture, the Trustee shall cancel all Securities and coupons surrendered for registration of transfer, or for exchange, payment or cancellation and will dispose of canceled Securities and coupons as the Company directs; provided, however, that any Unregistered Securities of a Series delivered to the Trustee for exchange prior to maturity shall be retained by the Trustee for reissue as provided herein or in the Securities of such Series. The Company may not issue new Securities to replace Securities that it has paid or delivered to the Trustee for cancellation.

          Section 2.14 DEFAULTED INTEREST. If the Company or the Guarantor defaults on a payment of interest on a Series of Securities, either of them shall pay the defaulted interest as provided in such Securities or in any lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed.

          Section 2.15 GLOBAL SECURITIES.

          (a) If the Company shall establish pursuant to Section 2.02 that the Securities of a particular Series are to be issued as a Global Security, then the Company shall execute and the Trustee shall, in accordance with Section 2.03, authenticate and deliver, a Global Security that (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, all of the outstanding Securities of such Series, (ii) shall be registered in the name of the Depositary or its nominee, (iii) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction and (iv) shall bear a legend substantially to the following effect: "Except as otherwise provided in Section 2.15 of the Indenture, this Security may be transferred, in whole but not in part, only to another nominee of the Depositary or to a successor Depositary or to a nominee of such successor Depositary."

          (b) Notwithstanding the provisions of Section 2.08, the Global Security of a Series may be transferred, in whole but not in part and in the manner provided in Section 2.08, only to another nominee of the Depositary for such Series, or to a successor Depositary for such Series selected or approved by the Company or to a nominee of such successor Depositary.

          (c) If at any time the Depositary for a Series of the Securities notifies the Company that it is unwilling or unable to continue as Depositary for such Series or if at any time the Depositary for such Series shall no longer be registered or in good standing under the Exchange Act, or other applicable statute or regulation, and a successor Depositary for such Series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, this Section 2.15 shall no longer be applicable to the Securities of such Series and the Company will execute, and subject to Section 2.08, the Trustee will authenticate and deliver the Securities of such Series, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such Series in exchange for such Global Security. In addition, the Company may at any time determine that the Securities of any Series shall no longer be represented by a Global Security and that the provisions of this Section 2.15 shall no longer apply to the Securities of such Series. In such event the Company will execute and subject to Section 2.08, the Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Company, will authenticate and deliver the Securities of such Series, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such Series in exchange for such Global Security. Upon the exchange of the Global Security for such Securities in authorized denominations, the Global Security shall be canceled by the Trustee. Such Securities issued in exchange for the Global Security pursuant to this Section 2.15(c) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Depositary for delivery to the persons in whose names such Securities are so registered.

          Section 2.16 UNCONDITIONAL GUARANTEE.

          (Form of Guarantee)

          FOR VALUE RECEIVED, the Guarantor, hereby unconditionally guarantees to the Holder of the Security upon which this Guarantee is endorsed the due and punctual payment of the principal of, sinking funds payment, if any, premium, if any, or interest on said Security, when and as the same shall be become due and payable, whether at maturity, upon redemption or otherwise, according to the terms thereof and of the Indenture referred to therein.

          The Guarantor agrees to determine, at least one business day prior to the date upon which a payment of principal of, sinking fund payment, if any, premium, if any, or interest on said Security is due and payable, whether the Company has available the funds to make such payment as the same shall become due and payable. In case of the failure of the Company punctually to pay any such principal, sinking fund payment, if any, premium, if any, or interest, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity, upon redemption or otherwise, and as if such payment were made by the Company.

          The Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrevocable and absolute, irrespective of the validity, regularity or enforceability of said Security or said Indenture, the absence of any action to enforce the same, any waiver or consent by the Holder of said Security with respect to any provisions thereof, the recovery of any judgment against the Company or any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to said Security or indebtedness evidenced thereby, and all demands whatsoever and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in said Security and in this Guarantee.

          The Guarantor shall be subrogated to all rights of the Holder of said Security against the Company in respect to any amounts paid by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not, without the consent of the Holders of all of the Securities then outstanding, be entitled to enforce or to receive any payments arising out of or based upon such right of subrogation until the principal of and premium, if any, and interest on all Securities shall have been paid in full or payment thereof shall have been provided for in accordance with said Indenture.

          Notwithstanding anything to the contrary contained herein, if following any payment of principal or interest by the Company on the Securities to the Holders of the Securities it is determined by a final decision of a court of competent jurisdiction that such payment shall be avoided by a trustee in bankruptcy (including any debtor-in-possession) as a preference under 11 U.S.C.
Section 547 and such payment is paid by such Holder to such trustee in bankruptcy, then and to the extent of such repayment the obligations of the Guarantor hereunder shall remain in full force and effect.

          This Guarantee shall not be valid or become obligatory for any purpose with respect to a Security until a certificate of authentication on such Security shall have been signed by the Trustee (or the authenticating agent).

          This Guarantee shall be governed by the laws of the State of Wisconsin.

          IN WITNESS WHEREOF, ALLIANT ENERGY CORPORATION has caused this Guarantee to be signed in its corporate name by the facsimile signature of two of its officers thereunto duly authorized and has caused a facsimile of its corporate seal, if any, to be affixed hereto or imprinted or otherwise reproduced hereon.

          Section 2.17 EXECUTION OF GUARANTEES. To evidence the Guarantee to the Securityholders specified in Section 2.16, the Guarantor hereby agrees to execute the Guarantees, in substantially the form above recited, to be endorsed on each Security authenticated and delivered by the Trustee (or the authentication agent). Each such Guarantee shall be signed on behalf of the Guarantor as set forth in Section 2.03 prior to the authentication of the Security on which it is endorsed, and the delivery of such Security by the Trustee (or the authenticating agent), after the authentication thereof hereunder, shall constitute due delivery of such Guarantee on behalf of the Guarantor.

          Section 2.18 ASSUMPTION BY GUARANTOR.

          (a) The Guarantor may, without the consent of the Securityholders, assume all of the rights and obligations of the Company hereunder with respect to a Series of Securities and under the Securities of such Series if, after giving effect to such assumption, no Default or Event of Default shall have occurred and be continuing. Upon such an assumption, the Guarantor shall execute a supplemental indenture evidencing its assumption of all such rights and obligations of the Company and the Company shall be released from its liabilities hereunder and under such Securities as obligor on the Securities of such Series.

          (b) The Guarantor shall assume all of the rights and obligations of the Company hereunder with respect to a Series of Securities and under the Securities of such Series if, upon a default by the Company in the due and punctual payment of the principal, sinking fund payment, if any, premium, if any, or interest on such Securities, the Guarantor is prevented by any court order or judicial proceeding from fulfilling its obligations under Section 2.16 with respect to such Series of Securities. Such assumption shall result in the Securities of such Series becoming the direct obligations of the Guarantor and shall be effected without the consent of the Holders of the Securities of any Series. Upon such an assumption, the Guarantor shall execute a supplemental indenture evidencing its assumption of all such rights and obligations of the Company, and the Company shall be released from its liabilities hereunder and under such Securities as obligor on the Securities of such Series.


                                   ARTICLE 3.

                                   REDEMPTION

          Section 3.01 NOTICE TO THE TRUSTEE. The Company may, with respect to any Series of Securities, reserve the right to redeem and pay the Series of Securities or any part thereof, or may covenant to redeem and pay the Series of Securities or any part thereof, before maturity at such time and on such terms as provided for in such Securities. The election of the Company to redeem any Securities shall be evidenced by a Company Order. In case of any redemption at the election of the Company of all or less than all of the Securities of any Series with the same issue date, interest rate and stated maturity, the Company shall, at least 60 days prior to the redemption date fixed by the Company
(unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such redemption date and of the principal amount and redemption price of Securities of such Series to be redeemed.

          Section 3.02 SELECTION OF SECURITIES TO BE REDEEMED. If less than all the Securities of any Series with the same issue date, interest rate, and stated maturity are to be redeemed, the particular Securities to be redeemed shall be selected, not more than 60 days prior to the redemption date, by the Trustee from the outstanding Securities of such Series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal amount of Securities of such Series; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Security of such Series not redeemed to less than the minimum denomination for a

Security of that Series established pursuant to Section 2.02. The Trustee shall promptly notify the Company in writing of the Securities selected for redemption by it and, in the case of any Securities selected for partial redemption, the amount thereof to be redeemed.

          Section 3.03 NOTICE OF REDEMPTION.

          (a) At least 30 days, but not more than 60 days before a redemption date, unless a shorter period is specified in the Securities to be redeemed, the Company shall mail a notice of redemption by first-class mail to each Holder of Registered Securities that are to be redeemed.

          (b) If Unregistered Securities are to be redeemed, notice of redemption shall be published in an Authorized Newspaper in the City of New York once in each of four successive calendar weeks, the first publication to be not less than 30 nor more than 90 days before the redemption date.

          (c) All notices shall identify the Series of Securities to be redeemed and shall state:

                    (1) the redemption date;

                    (2) the redemption price;

                    (3) if less than all the outstanding Securities of a Series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed;

                    (4) the name and address of the Paying Agent;

                    (5) that  Securities of the Series called for redemption and
          all  unmatured  coupons,   if  any,   appertaining   thereto  must  be
          surrendered to the Paying Agent to collect the redemption price; and

                    (6) that interest on Securities of the Series called for redemption ceases to accrue on and after the redemption date.

          At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at its expense.

          If the Company gives the notice of redemption, the Company shall promptly provide the Trustee with evidence satisfactory to the Trustee of its compliance with the notice requirements of this section.

          Section 3.04 EFFECT OF NOTICE OF REDEMPTION. Once notice of redemption is mailed or published, Securities of a Series called for redemption become due and payable on the redemption date and from and after such date (unless the Company shall default in the payment of the redemption price) such Securities shall cease to bear interest and the Holders of such Securities shall have no rights with respect to the Securities except the right to receive the redemption price. Upon surrender to the Paying Agent of such Securities together with all unmatured coupons, if any, appertaining thereto, such Securities shall be paid at the redemption price plus accrued interest to the redemption date, but installments of interest due on or prior to the redemption date will be payable, in the case of Unregistered Securities, to the bearers of the coupons for such interest upon surrender thereof, and, in the case of Registered Securities, to the Holders of such Securities of record at the close of business on the relevant record dates.

          Section 3.05 DEPOSIT OF REDEMPTION PRICE. On or before the redemption date, the Company shall deposit with the Trustee or the Paying Agent money sufficient to pay the redemption price of and (unless the redemption date shall be an interest payment date) interest accrued to the redemption date on all Securities to be redeemed on that date.

          Section 3.06 SECURITIES REDEEMED IN PART. Upon surrender of a Security that is redeemed in part, the Company shall issue and the Trustee or the authenticating agent shall authenticate for the Holder of that Security a new Security or Securities of the same Series, the same form and the same maturity in authorized denominations equal in aggregate principal amount to the unredeemed portion of the Security surrendered and having endorsed thereon a duly executed Guarantee.


                                   ARTICLE 4.

                                    COVENANTS

          Section 4.01 PAYMENT OF SECURITIES.

          (a) The Company shall pay the principal of and interest on the Securities on the dates and in the manner provided herein and in the Securities. An installment of principal or interest shall be considered paid on the date it is due if the Trustee or Paying Agent holds on that date money designated for and sufficient to pay the installment.

          (b) The Company shall pay interest on overdue principal of a Security of any Series at the rate of interest (or Yield to Maturity in the case of Original Issue Discount Securities) borne by such Security of that Series; to the extent lawful, it shall pay interest on overdue installments of interest at the same rate.

          Section 4.02 MAINTENANCE OF OFFICE OR AGENCY.

          The Company and the Guarantor shall maintain an office or agency where Securities may be presented or surrendered for payment. The Company and the Guarantor also will maintain in The City of New York an office or agency where Securities may be surrendered for registration of transfer, redemption or exchange and where notices and demands to or upon the Company and the Guarantor in respect of the Securities and this Indenture may be served. The Company or the Guarantor will give prompt written notice to the Trustee of the location and any change in the location of any such offices or agencies. If at any time the Company or the Guarantor shall fail to maintain any such required offices or agencies or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the office of the Trustee and the Company or the Guarantor hereby appoints the Trustee such agent as its agent to receive all such presentations, surrenders, notices and demands.

          The Company or the Guarantor may from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Securities may be presented or surrendered for any or all such purposes, and may from time to time rescind such designation. The Company or the Guarantor will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such office or agency.

          Section 4.03 LIMITATIONS ON LIENS.

          The Company shall not, and shall not permit any Subsidiary to issue, assume or guarantee any Debt if the Debt is secured by any Lien upon any of its property or assets (other than cash), without effectively securing the outstanding Securities (together with any other indebtedness or obligation then existing or thereafter created ranking equally with such Securities) equally and ratably with the Debt. This limitation does not apply to:

                    (a) Liens in existence on the date of original issuance of the Securities;

                    (b) (i) any Lien created or arising over any property or assets which the Company or a Subsidiary acquires, constructs or creates, but only if (A) such Lien secures only principal amounts (not exceeding the cost of the acquisition, construction or creation) of Debt incurred for the purposes of the acquisition, construction or creation, together with any costs, expenses, interest and fees incurred in connection with the acquisition, construction or creation or a guarantee given in connection with the acquisition, construction or creation, (B) the Lien is created or arises on or before 90 days after the completion of the acquisition, construction or creation and (C) the Lien is confined solely to the property or assets so acquired, constructed or created; or (ii) any Lien to secure the Debt incurred by the Company or a Subsidiary in connection with a specifically identifiable project where the Lien relates and is confined to a property or properties (including, without limitation, shares or other rights of ownership in the entities which own such property or project) involved in such project and acquired by the Company or a Subsidiary after the date of original issuance of the Securities and the recourse of the creditors in respect of the Debt is limited to any or all of such project and property (including as aforesaid);

                    (c) any Lien securing amounts not more than 90 days overdue or otherwise being contested in good faith;

                    (d) (i) rights of financial institutions to offset credit balances in connection with the operation of cash management programs established for the Company's or any Subsidiary's benefit or in connection with the issuance of letters of credit for the Company's or any Subsidiary's benefit;

                    (ii) any Lien security Debt incurred by the Company or any Subsidiary in connection with the financing of accounts receivable;

                    (iii) any Lien  incurred  or deposits  made in the  ordinary course of business, including, but not limited to, (A) any mechanics', materialmen's, carriers', workmen's, vendors' or other like Liens and
          (B) any Liens securing amounts in connection with workers' compensation, unemployment insurance and other types of social security;

                    (iv) any Lien upon specific items of the Company's or any Subsidiary's inventory or other goods and proceeds securing the Company's or any Subsidiary's obligations in respect of bankers' acceptances issued or created to facilitate the purchase, shipment or storage of such inventory or other goods;

                    (v) any Lien incurred or deposits made securing the performance of tenders, bids, leases, trade contracts (other than for borrowed money), statutory obligations, surety bonds, appeal bonds, government contracts, performance bonds, return-of-money bonds and other obligations of like nature incurred by the Company or any Subsidiary in the ordinary course of business;

                    (vi) any Lien constituted by a right of set off or right over a margin call account or any form of cash or cash collateral or any similar arrangement for obligations incurred by the Company or any Subsidiary in respect of the hedging or management of risks under transactions involving any currency or interest rate swap, cap or collar arrangements, forward exchange transaction, option, warrant, forward rate agreement, futures contract or other derivative instrument of any kind;

                    (vii) any Lien arising out of title retention or like provisions in connection with the purchase of goods and equipment by the Company or any Subsidiary in the ordinary course of business; and

                    (viii) any Lien securing reimbursement obligations under letters of credit, guarantees and other forms of credit enhancement given in connection with the purchase of goods and equipment by the Company or any Subsidiary in the ordinary course of business;

                    (e) (i) Liens on any property or assets acquired from an entity which is merged with or into the Company or any Subsidiary and is not created in anticipation of any such transaction (unless the Lien was created to secure or provide for the payment of any part of the purchase price of the entity to be acquired) and (ii) any Lien on any property or assets existing at the time of acquisition by the Company or any Subsidiary and which is not created in anticipation of the acquisition (unless the Lien was created to secure or provide for the payment of any part of the purchase price of the property or assets so acquired);

                    (f) (i) Liens required by any contract or statute in order to permit the Company or any Subsidiary to perform any contract or subcontract made by it with or at the request of a governmental entity or any department, agency or instrumentality of a governmental entity, or to secure partial, progress, advance or any other payments by the Company or any Subsidiary to a governmental unit under the provisions of any contract or statute; (ii) any Lien securing industrial revenue, development or similar bonds issued by the Company or any Subsidiary or for its respective benefit, provided that the industrial revenue, development or similar bonds are nonrecourse to the Company and/or the applicable Subsidiary; and (iii) any Lien securing taxes or assessments or other applicable governmental charges or levies;

                    (g) (i) any Lien which arises under any order of attachment, distraint or similar legal process arising in connection with court proceedings and any Lien which secures the reimbursement obligation for any bond obtained in connection with an appeal taken in any court proceeding, so long as the execution or other enforcement of the Lien arising in connection with such legal process is effectively stayed and the claims secured by the Lien are being contested in good faith and, if appropriate, by appropriate legal proceedings, or any Lien in favor of a plaintiff or defendant in any action before a court or tribunal as security for costs or expenses; or (ii) any Lien arising by operation of law or by order of a court or tribunal or any Lien arising by an agreement of similar effect, including, without limitation, judgment liens; or

                    (h) any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Liens referred to in clauses (a) through (g) above, for amounts not exceeding the principal amount of the Debt secured by the Lien so extended, renewed or replaced, so long as the extension, renewal or replacement Lien is limited to all or a part of the same property or assets that were covered by the Lien that was extended, renewed or replaced (plus improvements on such property or assets);

provided, however, the Company or any Subsidiary may create or permit to subsist Liens over any of the Company's or Subsidiary's property or assets so long as the aggregate amount of Debt secured by all Liens that the Company or any Subsidiary incurs (excluding the amount of Debt secured by Liens set forth in clauses (a) through (h) above) does not exceed 10% of the Guarantor's Consolidated Net Tangible Assets.

          Section 4.04 LIMITATION ON SALE AND LEASE-BACK TRANSACTIONS. The Company shall not enter into any Sale and Lease-Back Transaction unless:

                    (i) such transaction involves a lease for a temporary period not to exceed three years;

                    (ii)  such   transaction  is  between  the  Company  and  an
          Affiliate;

                    (iii) the Company is entitled to incur Debt secured by a Lien on the assets or property involved in the Sale and Lease-Back Transaction at least equal to the Attributable Debt with respect to the Sale and Lease-Back Transaction, without equally and ratably securing the Securities;

                    (iv) the Company enters into the Sale and Lease-Back Transaction within 270 days after its initial acquisition of the assets or property subject to the Sale and Lease-Back Transaction;

                    (v) the aggregate amount of all Attributable Debt with respect to all Sale and Lease-Back Transactions then in effect does not exceed 10% of the Guarantor's Consolidated Net Tangible Assets; or

                    (vi) within 12 months preceding the sale or transfer or 12 months following the sale or transfer, regardless of whether the Company makes any such sale or transfer, the Company applies, in the case of a sale or transfer for cash, an amount equal to the net proceeds of the sale or transfer and, in the case of a sale or transfer other than for cash, an amount equal to the fair value of the assets so leased at the time that the Company enters into such arrangement (as determined by the Board of Directors of the Company), (a) to the retirement of Debt, incurred or assumed by the Company which by its terms matures at, or is extendible or renewable at the option of the obligor to, a date more than 12 months after the date of incurring, assuming or guaranteeing such Debt or (b) to an investment in any of the Company's assets.

          Section 4.05 Money for Securities Payments to Be Held in Trust. If the Company shall at any time act as its own Paying Agent with respect to any Series of Securities, it shall, on or before each due date of the principal of, any premium or interest on any of the Securities of such Series, segregate and hold in trust for the benefit of the persons entitled thereto a sum in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such Series are payable (except as otherwise specified pursuant to Section 2.02 for the Securities of such Series) sufficient to pay the principal or any premium or interest so becoming due until such sums shall be paid to such persons or otherwise disposed of as herein provided, and shall promptly notify the Trustee of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents for any Series of Securities, it shall, on or prior to each due date of the principal of, any premium or interest on any Securities of such Series, deposit with any Paying Agent a sum (in the currency or currencies, currency unit or units or composite currency or currencies described in the preceding paragraph) sufficient to pay the principal or any premium or interest so becoming due, such sum to be held in trust for the benefit of the persons entitled thereto, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          The Company shall cause each Paying Agent for any Series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall:

                    (1) hold all sums held by it for the payment of the principal of, any premium or interest on Securities of such Series in trust for the benefit of the persons entitled thereto until such sums shall be paid to such persons or otherwise disposed of as provided in or pursuant to this Indenture;

                    (2) give the Trustee notice of any default by the Company or the Guarantor (or any other obligor upon the Securities of such Series) in the making of any payment of principal, any premium or interest on the Securities of such Series; and

                    (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Company or the Guarantor may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order or Guarantor Order, as the case may be, direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

          Except as otherwise provided herein or pursuant hereto, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, any premium or interest on any Security of any Series and remaining unclaimed for two years after such principal or any such premium or interest shall have become due and payable shall be paid to the Company by Company Order (or if deposited by the Guarantor, paid to the Guarantor by Guarantor Order), or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company or the Guarantor, as the case may be, for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in each place of payment for such Series or to be mailed to Holders of Registered Securities of such Series, or both, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing nor shall it be later than two years after such principal and any premium or interest shall have become due and payable, any unclaimed balance of such money then remaining will be repaid to the Company or the Guarantor, as the case may be.

          Section 4.06 Company and the Guarantor to Furnish Trustee Names and Addresses of Holders. In accordance with Section 312(a) of the TIA, the Company and the Guarantor shall furnish or cause to be furnished to the Trustee:

                    (1) semi-annually with respect to Securities of each Series, a list, in each case in such form as the Trustee may reasonably require, of the names and addresses of Holders as of the applicable date; and

                    (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company or the Guarantor of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that so long as the Trustee is the Registrar, no such list shall be required to be furnished.

          Section 4.07 COMPANY STATEMENT AS TO COMPLIANCE; NOTICE OF CERTAIN DEFAULTS.

          (a) The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement (which need not be contained in or accompanied by an Officers' Certificate) signed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company, stating that

                    (1) a review of the activities of the Company during such year and of its performance under this Indenture has been made under his or her supervision, and

                    (2) to the best of his or her knowledge, based on such review, (A) the Company has complied with all the conditions and covenants imposed on it under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such condition or covenant, specifying each such default known to him or her and the nature and status thereof, and (B) no event has occurred and is continuing which is, or after notice or lapse of time or both would become, an Event of Default, or, if such an event has occurred and is continuing, specifying each such event known to him and the nature and status thereof.

          (b) The Company shall deliver to the Trustee, within five days after the occurrence thereof, written notice of any Event of Default or any event which after notice or lapse of time or both would become an Event of Default.

          Section 4.08 GUARANTOR STATEMENT AS TO COMPLIANCE; NOTICE OF CERTAIN DEFAULTS.

          (a) The Guarantor shall deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement (which need not be contained in or accompanied by an Officers' Certificate) signed by the principal executive officer, the principal financial officer or the principal accounting officer of the Guarantor, stating that

                    (1) a review of the activities of the Guarantor during such year and of performance under this Indenture has been made under his or her supervision, and

                    (2) to the best of his or her knowledge, based on such review, (A) the Guarantor has complied with conditions and covenants imposed on it under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such condition or covenant, specifying each such default known to him or her and the nature and status thereof, and (B) no event has occurred and is continuing which constitutes, or which after notice or lapse of time or both would become, an Event of Default, or, if such an event has occurred and is continuing, specifying each such event known to him and the nature and status thereof.

          (b) The Guarantor shall deliver to the Trustee, within five days after the occurrence thereof, written notice of any event which after notice or lapse of time or both would become an Event of Default.

          Section 4.09 MAINTENANCE OF PROPERTIES. The Company will cause all of its material properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company or any Subsidiary from selling or otherwise disposing for value (which value may include any tax benefits or other intangible benefits) any of its properties in the ordinary course of its business.

          Section 4.10 INSURANCE. The Company will, and will cause each of its Subsidiaries to maintain insurance covering their respective insurable properties in such amounts and covering such risks as is usually carried by companies of a similar size, engaged in similar businesses in similar locations and owning similar properties, either with reputable insurance companies or, in whole or in part, by establishing reserves of one or more insurance funds, either alone or with other corporations or associations.

          Section 4.11 EXISTENCE. Subject to Article 5, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and that of each Subsidiary and their respective rights (charter and statutory) and franchises; provided, however, that the foregoing shall not obligate the Company to preserve any such right or franchise if the Company or any Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of its business or the business of such Subsidiary and that the loss thereof is not disadvantageous in any material respect to any Holder.

          Section 4.12 PAYMENT OF TAXES AND OTHER CLAIMS. The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon them or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

          Section 4.13 WAIVER OF CERTAIN COVENANTS. The Company or the Guarantor, as the case may be, may omit in any particular instance to comply with any term, provision or condition set forth in Sections 4.03, 4.04, 4.09, 4.10, 4.11 or 4.12 with respect to the Securities of any Series if before the time for such compliance the Holders of at least a majority in principal amount of the outstanding Securities of such Series, by Act of Holders, either shall waive such compliance in such instance or generally shall have waived compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the Guarantor and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.


                                   ARTICLE 5.

                         CONSOLIDATION, MERGER AND SALES

          Section 5.01 COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS. Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Company with or into any other person or persons (whether or not affiliated with the Company), or successive consolidations or mergers in which either the Company will be the continuing entity or the Company or its successor or successors shall be a party or parties, or shall prevent any conveyance, transfer or lease of all or substantially all of the property of the Company, to any other person (whether or not affiliated with the Company); provided, however, that:

                    (1) in case the Company shall consolidate with or merge into another person or convey, transfer or lease all or substantially all of its properties and assets to any person, the entity formed by such consolidation or into which the Company is merged or the person which acquires by conveyance or transfer, or which leases, all or substantially all of the properties of the Company shall be a person organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume, by an indenture (or indentures, if at such time there is more than one Trustee) supplemental hereto, executed by the successor person and the Guarantor and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of, any premium and interest on all the Securities and the performance of every obligation in this Indenture and the outstanding Securities on the part of the Company to be performed or observed;

                    (2) immediately after giving effect to such transaction, no Event of Default or event which, after notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing; and

                    (3) either the Company or the successor person shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

          No such consolidation, merger, conveyance, transfer or lease shall be permitted by this Section unless prior thereto the Guarantor shall have delivered to the Trustee a Guarantor's Officers' Certificate and an Opinion of Counsel, each stating that the Guarantor's obligations hereunder shall remain in full force and effect thereafter.

          Section 5.02 SUCCESSOR PERSON SUBSTITUTED FOR COMPANY. Upon any consolidation by the Company with or merger of the Company into any other person or any conveyance, transfer or lease of all or substantially all of the properties and assets of the Company to any person in accordance with Section 5.01, the successor person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor person had been named as the Company herein; and thereafter, except in the case of a lease, the predecessor person shall be released from all obligations and covenants under this Indenture and the Securities.

          Section 5.03 GUARANTOR MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS. Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Guarantor with or into any other person or persons (whether or not affiliated with the Guarantor), or successive consolidations or mergers in which either the Guarantor will be the continuing entity or the Guarantor or its successor or successors shall be a party or parties, or shall prevent any conveyance, transfer or lease of all or substantially all of the property of the Guarantor, to any other person (whether or not affiliated with the Guarantor); provided, however, that:

                    (1) in case the Guarantor  shall  consolidate  with or merge into another person or convey, transfer or lease all or substantially all of its properties and assets to any person, the entity formed by such consolidation or into which the Guarantor is merged or the person which acquires by conveyance or transfer, or which leases, all or substantially all of the properties and assets of the Guarantor shall be a person organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume, by an indenture (or indentures, if at such time there is more than one Trustee) supplemental hereto, executed and delivered by the Company and the successor person and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the obligation of the Guarantor under the Guarantee and the performance of every other covenant of this Indenture on the part of the Guarantor to be performed or observed;

                    (2) immediately after giving effect to such transaction, no Event of Default and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

                    (3) each of the Guarantor and the successor person has delivered to the Trustee a Guarantor's Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

          Section 5.04 SUCCESSOR PERSON SUBSTITUTED FOR GUARANTOR. Upon any consolidation or merger or any conveyance, transfer or lease of all or substantially all of the properties and assets of the Guarantor to any person in accordance with Section 5.03, the successor person formed by such consolidation or into which the Guarantor is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Guarantor under this Indenture with the same effect as if such successor person had been named as the Guarantor herein, and thereafter, except in the case of a lease to another person, the predecessor person shall be released from all obligations and covenants under this Indenture.

          Section 5.05 ASSUMPTION BY GUARANTOR. The Guarantor, or a subsidiary thereof that is a corporation, or any other person that owns all of the Company's capital stock or any person that owns all of the capital stock of a person that owns all of the Company's capital stock may directly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of, any premium and interest on all the Securities of any or all Series issued under this Indenture and the performance of every covenant of this Indenture on the part of the Company to be performed or observed; provided, however, that immediately after giving effect to such assumption, no Event of Default and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing. Upon any such assumption, the Guarantor or such subsidiary or such other person shall succeed to, and be substituted for and may exercise every right and power of, the Company under this Indenture with the same effect as if the Guarantor or such subsidiary had been named as the Company herein and the Company shall be released from all obligations and covenants with respect to such Securities. No such assumption shall be permitted unless the Guarantor or such other person has delivered to the Trustee (i) an Officers' Certificate and an Opinion of Counsel, each stating that such assumption and supplemental indenture comply with this Article, and that all conditions precedent herein provided for relating to such transaction have been complied with and that, in the event of assumption by a subsidiary or another person, the Guarantee and all other covenants of the Guarantor herein remain in full force and effect and (ii) an opinion of independent counsel that the Holders of guaranteed Securities (assuming such Holders are only taxed as residents of the United States) shall have no materially adverse United States federal tax consequences as a result of such assumption, and that, if any Securities are then listed on the New York Stock Exchange, that such Securities shall not be delisted as a result of such assumption.

                                   ARTICLE 6.

                              DEFAULTS AND REMEDIES

          Section 6.01 EVENTS OF DEFAULT. An "Event of Default" occurs with respect to the Securities of any Series if:

                    (a) the Company or the Guarantor defaults in the payment of any interest on any Securities of such Series, and such default continues for 30 days;

                    (b) the Company or the Guarantor defaults in payment of principal of or premium, if any, on the Securities of such Series when the same become due at maturity, upon redemption, by declaration or otherwise;

                    (c) the Company or the Guarantor materially defaults in the performance or materially breaches any of their respective covenants or obligations under this Indenture, any supplemental indenture or the Securities of such Series and such material default or breach continues for a period of 90 days after which the Company or the Guarantor receives written notice from the Trustee or the holders of at least 25% in aggregate principal amount of the outstanding Securities of such Series;

                    (d) the Company or the Guarantor defaults in the payment of the principal of any bond, debenture, note or other evidence of indebtedness, in each case for money borrowed, or in the payment of principal under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed, which default for payment of principal is in an aggregate principal amount exceeding $25,000,000 (or its equivalent in any other currency or currencies) when such indebtedness becomes due and payable (whether at maturity, upon redemption or acceleration or otherwise), if such default shall continue unremedied or unwaived for more than 30 business days and the time for payment of such amount has not been expressly extended;

                    (e) the failure by the Company or the Guarantor generally to pay each of their respective debts as they become due, or the admission in writing of the inability of the Company or the Guarantor to pay each of their respective debts generally, or the making of a general assignment for the benefit of each of their respective creditors, or the institution of any proceeding by or against the Guarantor or the Company (other than any proceeding brought against the Company or the Guarantor as applicable, that is dismissed within 180 days from its commencement) seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition (in each case, other than a solvent liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition) of it or its debts under any law relating to bankruptcy, insolvency, reorganization, moratorium or relief of debtors, or seeking the entry of an order for relief or appointment of an administrator, receiver, trustee, intervenor or other similar official for it or for any substantial part of its property, or the taking of any action by the Guarantor or the Company to authorize any of the actions set forth in this clause (e); and

                    (f) a material default in the performance or material breach by the Guarantor of any covenant or obligation of the Guarantor contained in the Guarantee, and continuance of such material default or breach for a period of 90 days after which the Company or the Guarantor receive written notice from the Trustee or the holders of at least 25% in aggregate principal amount of the Securities of such Series.

          Section 6.02 ACCELERATION. If an Event of Default occurs with respect to the Securities of any Series and is continuing, the Trustee, by notice to the Company and the Guarantor, or the Holders of at least 25% in principal amount of all of the outstanding Securities of that Series, by notice to the Company, the Guarantor, and the Trustee, may declare the principal (or, if the Securities of that Series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that Series) of all the Securities of that Series to be due and payable. Upon such declaration, such principal (or, in the case of Original Issue Discount Securities, such specified amount) shall be due and payable immediately. At any time after such declaration of acceleration has been made, but before a judgment or decree for payment of money has been obtained, the Holders of a majority in principal amount of all of the Securities of that Series, by notice to the Trustee, may rescind such a declaration and its consequences if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration and such declaration of acceleration and its consequences shall be automatically annulled and rescinded.

          Section 6.03 OTHER REMEDIES AVAILABLE TO TRUSTEE.

          (a) If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of or interest on the Securities of the Series that is in default or to enforce the performance of any provision of the Securities of that Series or this Indenture.

          (b) The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

          Section 6.04 WAIVER OF EXISTING DEFAULTS. The Holders of a majority in principal amount of any Series of Securities by notice to the Trustee may waive an existing Default with respect to that Series and its consequences, except a Default in the payment of the principal of or interest on any Security.

          Section 6.05 CONTROL BY MAJORITY. The Holders of a majority in principal amount of the Securities of each Series affected (with each such Series voting as a class) may direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or that would involve the Trustee in personal liability.

          Section 6.06 LIMITATION ON SUITS BY SECURITYHOLDERS. A Securityholder may not pursue a remedy with respect to this Indenture or the Securities of any Series unless:

                    (1) the Holder has previously given to the Trustee written notice of a continuing Event of Default with respect to the Securities of that Series;

                    (2) the Holders of not less than 25% in aggregate principal amount of the Securities of that Series shall have made a written request to the Trustee to initiate proceedings in respect of such Event of Default in its own name as Trustee;

                    (3) the Holder or  Holders  offer to the  Trustee  indemnity
          satisfactory   to  the  Trustee   against  the  costs,   expenses  and
          liabilities to be incurred in compliance with such request;

                    (4) the Trustee for 60 days after receipt of such notice, request and offer of indemnity, has failed to institute any such proceedings; and

                    (5) no  direction  inconsistent  with such  request has been given to the Trustee during the 60-day period by the Holders of a majority in the outstanding aggregate principal amount of the Securities of that Series.

          A Securityholder of any Series may not use this Indenture to prejudice the rights of another Securityholder of that Series or any other Series or to obtain a preference or priority over another Securityholder of that Series or any other Series.

          Section 6.07 RIGHTS OF HOLDERS TO RECEIVE PAYMENT. Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment or principal of and interest on the Security, on or after the respective due dates expressed in the Security, and the right of any Holder of a coupon to receive payment of interest due as provided in such coupon, or to bring suit for the enforcement of any such payment, on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

          Section 6.08 COLLECTION  SUITS BY TRUSTEE.  If a Default  specified in
Section 6.01(a) or (b) occurs and continues for the period specified therein, if any, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or the Guarantor for the whole amount of such principal and interest then in default.

          Section 6.09 TRUSTEE MAY FILE PROOFS OF CLAIM. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Securityholders allowed in any judicial proceedings relating to the Company, the Guarantor or their creditors or property.

          Section 6.10 PRIORITIES. If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

                    FIRST: to the Trustee for amounts due under Section 7.07;

                    SECOND: to Holders of Securities in respect of which or for the benefit of which such money has been collected for amounts due and unpaid on such Securities for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest, respectively; and

                    THIRD: to the person or persons lawfully entitled thereto, or as a court of competent jurisdiction may direct.

          The Trustee may fix a record date (with respect to Registered Securities) and payment date for any such payment to Holders of Securities.

          Any such record date shall not be less than 10 days nor more than 60 days prior to the applicable payment date.

          Section 6.11 UNDERTAKING FOR COSTS. If any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable attorneys' fees against any party litigant in this suit having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07, or a suit by Holders of more than 25% in principal amount of the Securities of any Series.


                                   ARTICLE 7.

                                     TRUSTEE

          Section 7.01 DUTIES OF TRUSTEE.

          (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise its rights, duties and powers under this Indenture and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (b) Except during the continuance of an Event of Default:

                    (1) The Trustee need perform only those duties that are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                    (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon notices, certificates, opinions or other documents furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the notices, certificates, opinions or other documents to determine whether or not they conform to the requirements of this Indenture.

          (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                    (1) This  paragraph  does not limit the effect of  paragraph
          (b) of this Section;

                    (2) The Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                    (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Sections 6.04 and 6.05.

          (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraph (a), (b), and (c) of this Section.

          (e) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability, or expense.

          (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with the Company or the Guarantor. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

          Section 7.02 RIGHTS OF TRUSTEE.

          (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

          (b) Before the Trustee acts or refrains from acting, it may consult with counsel or require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on a Board Resolution, the written advice of counsel acceptable to the Company, the Guarantor, and the Trustee, a certificate of an Officer or Officers delivered pursuant to Section 2.02(c), an Officers' Certificate, or an Opinion of Counsel.

          (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

          (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

          (e) Except as otherwise provided in Section 7.01, the Trustee shall not be liable for any action or omission of any Agent which is not the Trustee.

          Section 7.03 INDIVIDUAL RIGHTS OF TRUSTEE. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company, or one of its Affiliates with the same rights it would have if it were not Trustee, subject to Sections 7.10 and 7.11. Any Agent may do the same with like rights.

          Section 7.04 TRUSTEE'S DISCLAIMER. The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities or the Guarantees. It shall not be accountable for the Company's use of the proceeds from the Securities or for monies paid over to the Company or by the Company to any Holders or to any Paying Agent pursuant to the Indenture, and it shall not be responsible for any statement in the Securities other than its certificate of authentication.

          Section 7.05 NOTICE OF DEFAULTS. If a Default occurs and is continuing with respect to the Securities of any Series and if it is known to the Trustee, the Trustee shall mail to each Holder of a Security of that Series entitled to receive reports pursuant to TIA Sections 315(b) and 313(c) (and, if Unregistered Securities of that Series are outstanding, shall cause to be published at least once in an Authorized Newspaper in the City of New York) notice of the Default within 90 days after it occurs. Except in the case of a Default in payment on the Securities of any Series, the Trustee may withhold the notice if and so long as its Corporate Trust Committee or a committee of its Responsible Officers in good faith determines that withholding such notice is in the interests of Securityholders of that Series.

          Section 7.06 REPORTS BY TRUSTEE TO HOLDERS.

          (a) Within 60 days after each anniversary date of the first issue of a Series of Securities, the Trustee shall mail to each Securityholder of that Series entitled to receive reports pursuant to TIA Section 313(c) a brief report dated as of such date that complies with TIA Section 313(a). The Trustee also shall comply with TIA Section 313(b).

          (b) At the time that it mails such a report to Securityholders of any Series, the Trustee shall file a copy of that report with the SEC and with each stock exchange on which the Securities of that Series are listed. The Company shall provide written notice to the Trustee when the Securities of any Series are listed on any stock exchange.

          Section 7.07 COMPENSATION AND INDEMNITY.

          (a) The Company and the Guarantor shall pay to the Trustee from time to time reasonable compensation for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company and the Guarantor shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it in connection with the performance of its duties under this Indenture. Such expenses shall include the reasonable compensation and expenses of the Trustee's agents and counsel.

          (b) The Company and the Guarantor shall indemnify the Trustee against any loss or liability incurred by it arising out of or in connection with its acceptance or administration of the trust or trusts hereunder. The Trustee shall notify the Company and the Guarantor promptly of any claim for which it may seek indemnity. The Company and the Guarantor shall defend the claim, and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company and the Guarantor shall pay the reasonable fees and expenses of such counsel. Neither the Company nor the Guarantor need pay for any settlement made without its consent.

          (c) Neither the Company nor the Guarantor need reimburse any expense or indemnify against any loss of liability incurred by the Trustee through negligence or bad faith.

          (d) To secure the payment obligations of the Company and the Guarantor pursuant to this Section, the Trustee shall have a lien prior to the Securities of any Series on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Securities of a Series.

          (e) If the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(e) occurs, such expenses and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law.

          Section 7.08 REPLACEMENT OF TRUSTEE.

          (a) The resignation or removal of the Trustee and the appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

          (b) The Trustee may resign with respect to the Securities of any Series by so notifying the Company and the Guarantor. The Holders of a majority in principal amount of the Securities of any Series may remove the Trustee with respect to that Series by so notifying the Trustee, the Company, and the Guarantor and may appoint a successor Trustee for such Series with the consent of the Company and the Guarantor.

          (c) The Company and the Guarantor may remove the Trustee with respect to Securities of any Series if:

                    (1) the Trustee fails to comply with Section 7.10;

                    (2) the Trustee is adjudged a bankrupt or an insolvent;

                    (3) a receiver or public officer takes charge of the Trustee or its property; or

                    (4) the Trustee becomes incapable of acting.

          In addition, the Company and the Guarantor may remove the Trustee with respect to Securities of any Series without cause if the Company and the Guarantor give written notice to the Trustee of such proposed removal at least six months in advance of the proposed effective date of such removal; provided, however, that such removal shall not become effective if a Default exists on the date of the giving of such notice or occurs prior to the date such removal is scheduled to become effective.

          (d) If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, with respect to Securities of any Series, the Company and the Guarantor shall promptly appoint a successor Trustee for such Series.

          (e) If a successor Trustee with respect to the Securities of any Series does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company, the Guarantor, or the Holders of a majority in principal amount of the Securities of the applicable Series may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (f) If the Trustee with respect to the Securities of any Series fails to comply with Section 7.10, any Securityholder of the applicable Series may petition any court of competent jurisdiction for the removal of such Trustee and the appointment of a successor Trustee.

          (g) A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee, the Guarantor, and the Company. Thereupon, the resignation or removal of the retiring Trustee for any Series of Securities shall become effective, and the successor Trustee shall have all the rights, powers, and duties of the retiring Trustee with respect to all Series of Securities for which the successor Trustee is to be acting as Trustee under this Indenture. The retiring Trustee shall promptly transfer all property held by it as Trustee with respect to such Series of Securities to the successor Trustee subject to the lien provided for in Section 7.07. The Company shall give notice of each appointment of a successor Trustee for any Series of Securities by publishing notice of such event once in an Authorized Newspaper in the City of New York and by mailing written notice of such event by first-class mail to the Holders of Securities of such Series entitled to receive reports pursuant to
Section 4.02(c).

          (h) All provisions of this Section 7.08 except subparagraphs (c)(1) and (d) and the words "subject to the lien provided for in Section 7.07" in subparagraph (g) shall apply also to any Paying Agent located outside the United States and its possessions and required by Section 2.04.

          (i) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) Series, the Company, the Guarantor, the retiring Trustee, and such successor Trustee shall execute and deliver a supplemental indenture wherein such successor Trustee shall accept such appointment, and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, such successor Trustee all the rights, powers, trusts, and duties of the retiring Trustee with respect to the Securities of that or those Series to which the appointment of such successor Trustee relates; (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those Series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee; and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee.

          Section 7.09 SUCCESSOR TRUSTEE, AGENTS BY MERGER, ETC. If the Trustee or any Agent consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business assets to, another corporation, the successor corporation, without any further act, shall be the successor Trustee or Agent, as the case may be.

          Section 7.10 ELIGIBILITY; DISQUALIFICATION. This Indenture shall always have a Trustee with respect to each Series of Securities who satisfies the requirements of TIA Section 310(a)(1).

          The Trustee shall always have a combined capital and surplus of at least $10,000,000 as set forth in its most recent published annual report of condition. The Trustee is subject to TIA Section 310(b), including the optional provision permitted by the second sentence of TIA Section 310(b)(9), except that there shall be excluded from the operation of TIA Section 310(b)(1) each Series of Securities and all indentures of the Company, the Guarantor, or any of their Affiliates now or hereafter existing which may be excluded under the proviso of TIA Section 310(b)(1).

          Section 7.11 PREFERENTIAL COLLECTION OF CLAIMS AGAINST THE COMPANY. The Trustee is subject to TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

                                   ARTICLE 8.

                       DEFEASANCE AND COVENANT DEFEASANCE

          Section 8.01 COMPANY'S AND GUARANTOR'S OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE.

          The Company and the Guarantor may, at each of their option by Board Resolution, with respect to the Securities of any outstanding Series in its entirety or of all outstanding Series issued under this Indenture elect to have either Section 8.02 or Section 8.03 be applied to all of the Securities of such Series (the "Defeased Securities"), upon compliance with the conditions set forth below in this Article 8.

          Section 8.02 DEFEASANCE AND DISCHARGE.

          Upon the Company's or Guarantor's exercise under Section 8.01 of the option applicable to this Section 8.02, the Company, the Guarantor and any other obligor upon the Securities to be defeased, if any, shall be deemed to have been discharged from its obligations with respect to the Defeased Securities on the date the conditions set forth in Section 8.04 below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company, the Guarantor and any other obligor upon the Securities to be defeased shall be deemed to have paid and discharged the entire Debt represented by the Defeased Securities, which shall thereafter be deemed to be "outstanding" only for the purposes of Section 8.05 and the other Sections of this Indenture referred to in
(a) and (b) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company and upon the Company's request, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of Defeased Securities to receive, solely from the trust fund described in Section 8.04 and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest on, such Securities, when such payments are due, (b) the Company's and the Guarantor's obligations with respect to such Defeased Securities under Sections 2.08, 2.09,
2.12 and 4.02, (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder, including, without limitation, the Trustee's rights under
Section 7.07, and (d) this Article 8. Subject to compliance with this Article 8, the Company or the Guarantor may exercise each of its options under this Section
8.02 notwithstanding the prior exercise of its option under Section 8.03 with respect to the Securities to be defeased.

          Section 8.03 COVENANT DEFEASANCE.

          Upon the Company's or the Guarantor's exercise under Section 8.01 of the option applicable to this Section 8.03, the Company or the Guarantor shall be released from its obligations under any covenant or provision contained or referred to in Sections 4.03, 4.04, 4.07, 4.08, 4.09, 4.10, 4.11 and 4.12, inclusive, and
Article 5 hereof, with respect to the Defeased Securities on and after the date the conditions set forth in Section 8.04 below are satisfied (hereinafter, "covenant defeasance "), and the Defeased Securities shall thereafter be deemed to be not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Defeased Securities, the Company or the Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.01(c) but, except as specified above, the remainder of this Indenture and such Defeased Securities shall be unaffected thereby.

          Section 8.04 CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE.

          The following shall be the conditions to application of either Section
8.02 or Section 8.03 to the Defeased Securities:

          (a) The Company or the Guarantor shall irrevocably have deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (i) cash in U.S. dollars, (ii) U.S. Government Obligations, or (iii) a combination thereof, in such amounts (together with interest to be paid thereunder) as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants or a nationally recognized investment banking firm expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge, the principal of, premium, if any, and interest on, the Defeased Securities, on the stated date for payment thereof or on the applicable redemption date, as the case may be, of such principal, premium, if any, or interest on such Defeased Securities if at or prior to electing to exercise either its option applicable to Section
8.02 or its option applicable to Section 8.03, the Company or the Guarantor has delivered to the Trustee an irrevocable notice of such defeasance, including the date that such defeasance is to occur.

          For this purpose, "U S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (ii) obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depositary receipt issued by a bank (as defined in Section 3(a) (2) of the Securities Act), or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depositary receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depositary receipt.

          (b) The Company or the Guarantor, as the case may be, shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that (i) the Holders of the outstanding Securities to be defeased will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit and will be subject to Federal income tax on the same amounts, in the same manner and at the same time as would have been the case if such deposit had not occurred, which in the case of a defeasance under Section 8.02 must be based on a change in law or a published ruling by the United States Internal Revenue Service and (ii) the deposit shall not result in the Company or the Guarantor being deemed an "investment company" required to be registered under the Investment Company Act of 1940, as amended;

          (c) No Event of Default, or event which with notice or lapse of time would become an Event of Default (including by reason of such deposit) with respect to the Securities shall have occurred and be continuing on the date of such deposit, and with respect to an election under Section 8.02 insofar as
Section 6.01(e) is concerned, at any time during the period ending on the 181st day after the date of deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

          (d) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a Default under, this Indenture or any other material agreement or instrument to which the Company or the Guarantor is a party or by which it is bound; and

          (e) The Company or the Guarantor, as the case may be, shall have delivered to the Trustee an Offers' Certificate as to the compliance with all conditions precedent provided for in the Indenture relating to the satisfaction and discharge of the Securities to be defeased.

          Opinions of Counsel required to be delivered under this Section shall be in form and substance reasonably satisfactory to the Trustee and may have qualifications customary for opinions of the type required and counsel delivering such opinions may rely on certificates of the Company, the Guarantor or government or other officials customary for opinions of the type required, which certificates shall be limited as to matters of fact, including that various financial covenants have been complied with.

          Section 8.05 DEPOSITED MONEY AND U.S. GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS.

          Subject to the provisions of Section 4.05, all U.S. dollars and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 8.04, in respect of the Defeased Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (excluding the Company, the Guarantor or any of its Affiliates acting as Paying Agent), as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

          The Company and the Guarantor shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 8.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is imposed, assessed or for the account of the Holders of the Defeased Securities.

          Anything in this Article 8 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon the Company's request any U.S. dollars or U.S. Government Obligations held by it as provided in Section 8.04 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect defeasance or covenant defeasance.

          Section 8.06 REINSTATEMENT.

          If the Trustee or Paying Agent is unable to apply any U.S. dollars or U.S. Government Obligations in accordance with Section 8.02 or 8.03, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's and the Guarantor's obligations under this Indenture and the Securities shall be revived and reinstated, with present and prospective effect, as though no deposit had occurred pursuant to Section 8.02 or 8.03, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such U.S. dollars or U.S. Government Obligations in accordance with Section 8.02 or 8.03, as the case may be; provided, however, that if the Company or the Guarantor makes any payment to the Trustee or Paying Agent of principal of, premium, if any, or interest on any Security following the reinstatement of its obligations, the Trustee or Paying Agent shall promptly pay any such amount to the Holders of the Securities and the Company or the Guarantor shall be subrogated to the rights of the Holders of such Securities to receive such payment from the U.S. dollars and U.S. Government Obligations held by the Trustee or Paying Agent.


                                   ARTICLE 9.

                 AMENDMENTS AND WAIVERS; SUPPLEMENTAL INDENTURES

          Section 9.01 WITHOUT CONSENT OF HOLDERS. The Company (when authorized pursuant to a Board Resolution), the Guarantor, (when authorized pursuant to a Board Resolution), and the Trustee may enter into one or more supplemental indentures without consent of any Securityholder for any of the following purposes:

                    (1) to cure any ambiguity, defect, or inconsistency herein, in any supplemental indenture, in the Securities of any Series or in the Guarantees;

                    (2) to comply with Article 5;

                    (3) to make any change that does not adversely affect the rights of any Holder of Securities;

                    (4) to add to the rights of Holders of any Securities;

                    (5) to secure the Securities pursuant to Section 4.03.

                    (6) to evidence the succession of another person to the Company or the Guarantor, and the assumption by any such successor of the covenants of the Company or the Guarantor, as the case may be, contained herein and in the Securities; or

                    (7) to establish the form or terms of Securities of any Series; or

                    (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more Series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee; or

                    (9) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any Series of Securities, provided that any such action shall not adversely affect the interests of any Holder of a Security of such Series or any other Security in any material respect.

          Section 9.02 WITH CONSENT OF HOLDERS.

          (a) With the written consent of the Holders of a majority in principal amount of the outstanding Securities of each Series affected by such supplemental indenture (with each Series voting as a class), by Act of Holders delivered to the Company, the Guarantor and the Trustee, the Company (when authorized pursuant to a Board Resolution), the Guarantor (when authorized pursuant to a Board Resolution), and the Trustee may enter into a supplemental indenture to add any provisions to or to change or eliminate any provisions of this Indenture or of any supplemental indenture or to modify, in each case in any manner not covered by Section 9.01, the rights of the Securityholders of each such Series. The Holders of a majority in principal amount of the outstanding Securities of each Series affected by such waiver (with each Series voting as a class), by notice to the Trustee, may waive compliance by the Company or the Guarantor with any provision of this Indenture, any supplemental indenture, or the Securities of any such Series. However, without the consent of each Securityholder affected, an amendment or waiver may not:

                    (1) reduce the amount of Securities whose Holders must consent to an amendment or waiver;

                    (2) change the rate of or change the time for payment of interest on any Security;

                    (3) change the principal of or change the fixed maturity of any Security;

                    (4) waive a Default in the payment of the principal of, premium, if any, or interest on any Security;

                    (5) make any Security payable in currency other than that stated in the Security;

                    (6) make any change in Section 6.04, 6.07, or 9.02;

                    (7) impair the right to institute suit for the enforcement of any payment on or after the stated maturity of such payment or, in the case of redemption, on or after the redemption date;

                    (8) modify or effect in any manner adverse to the Holders the terms and conditions of the obligations of the Guarantor in respect of the due and punctual payments of principal of, or any premium or interest on or any sinking fund requirements of any Securities.

          A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which shall have been included expressly and solely for the benefit of one or more particular Series of Securities, or which modifies the rights of the Holders of Securities of such Series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other Series.

          (b)  It  is  not   necessary   under   this   Section   9.02  for  the
Securityholders to consent to the particular form of any proposed supplemental indenture, but it is sufficient if they consent to the substance thereof.

          (c) Promptly after the execution by the Company, the Guarantor, and the Trustee of any supplemental indenture pursuant to the provisions of this
Section 9.02, the Company shall transmit by mail a notice, setting forth in general terms the substance of such supplemental indenture, to all Holders of Registered Securities, as the names and addresses of such Holders appear on the register for each Series of Securities, and to such Holders of Unregistered Securities as are entitled to receive reports pursuant to TIA Section 313(c). Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

          Section 9.03 EXECUTION OF SUPPLEMENTAL INDENTURES. As a condition to executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trust created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 315 of the TIA) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          Section 9.04 EFFECT OF SUPPLEMENTAL INDENTURES. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of a Security theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

          Section 9.05 REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES. Securities of any Series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any Series so modified as to conform, in the opinion of the Trustee, the Company and the Guarantor to any such supplemental indenture may be prepared and executed by the Company, guaranteed by the Guarantor and authenticated and delivered by the Trustee in exchange for outstanding Securities of such Series.

          Section 9.06 COMPLIANCE WITH TRUST INDENTURE ACT. Every amendment to this Indenture or the Securities of one or more previously created Series shall be set forth in a supplemental indenture that complies with the TIA as then in effect.

          Section 9.07 REVOCATION AND EFFECT OF CONSENTS. Until an amendment or waiver becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security even if a notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of his Security if the Trustee receives a written notice of revocation before the date the amendment or waiver becomes effective. After an amendment or waiver becomes effective, it shall bind every Securityholder of each Series affected by such amendment or wavier.

          Section 9.08 NOTATION ON OR EXCHANGE OF SECURITIES. The Trustee shall place an appropriate notation about an amendment or waiver on any Security of any Series thereafter authenticated. The Company, in exchange for Securities of that Series may issue, the Guarantor may guarantee and the Trustee shall authenticate new Securities of that Series that reflect the amendment or waiver.

          Section 9.09 TRUSTEE PROTECTED. The Trustee need not sign any supplemental indenture that adversely affects its rights or obligations.

                                   ARTICLE 10.

                                  MISCELLANEOUS

          Section 10.01 TRUST INDENTURE ACT CONTROLS. If any provision of this Indenture limits, qualifies or conflicts with a provision which is required to be included in this Indenture by the TIA, the required provision shall control.

          Section 10.02 ACTS OF HOLDERS.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company and the Guarantor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee, the Company and the Guarantor, if made in the manner provided in this Section.

          (b) The ownership of Securities shall be proved by the Registrar.

          (c) Any request, demand, authorization, direction, notice, consent, waiver or other Act by the Holder of any Security shall bind every future Holder of the same Security or the Holder of every Security issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, suffered or omitted to be done by the Trustee, any Paying Agent, the Company, the Guarantor or any other obligor of the Securities in the reliance thereon, whether or not notation of such action is made upon such Security.

          (d) The fact and date of the execution by any person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificates or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (e) If the Company or the Guarantor shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company or the Guarantor may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of such Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company and the Guarantor shall have no obligation to do so. Notwithstanding Section 316(c) of the TIA, any such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not more than 30 days prior to the first solicitation of Holders generally in connection therewith and no later than the date such first solicitation is completed.

          If such a record date is fixed, such request, demand, authorization, direction, notice consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for purposes of determining whether Holders of the requisite proportion of Securities than outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for this purpose the Securities then outstanding shall be computed as of such record date; provided that no such request, demand, authorization, direction, notice, consent, waiver or other Act by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after such record date.

          (f) For the purposes of this Indenture, any action by the Holders which may be taken in writing may be taken by electronic means or as otherwise reasonably acceptable to the Trustee.

          Section 10.03 NOTICES.

          (a) Any notice or communication by the Company, the Guarantor, or the Trustee is duly given if in writing and delivered in person or mailed by certified mail:

          if to the Company to:

          Alliant Energy Resources, Inc.
          222 West Washington Avenue
          Madison, Wisconsin 53703
          Attention:  Corporate Secretary
          if to the Guarantor to:

          Alliant Energy Corporation
          222 West Washington Avenue
          Madison, Wisconsin 53703
          Attention:  Corporate Secretary

          if to the Trustee to:

          Firstar Bank, N.A.
          1555 North RiverCenter Drive, Suite 301
          Milwaukee, Wisconsin  53212
          Attention:  Corporate Trust Department

          (b) The Company, the Guarantor, or the Trustee by notice to the others may designate additional or different addresses for subsequent notices or communications.

          (c) Any notice or communication to Holders of Securities entitled to receive reports pursuant to TIA Section 313(c) shall be mailed by first-class mail to the addresses for Holders of Registered Securities shown on the register kept by the Registrar and to addresses filed with the Trustee for other Holders. Failure to so mail a notice or communication or any defect in such notice or communication shall not affect its sufficiency with respect to other Holders of Securities of that or any other Series entitled to receive notice.

          (d) If a notice of communication is mailed in the manner provided above within the time prescribed, it is conclusively presumed to have been duly given, whether or not the addressee receives it.

          (e) If the Company or the Guarantor mails a notice or communication to Securityholders, it shall mail a copy to the Trustee and to each Agent at the same time.

          (f) If it shall be impractical in the opinion of the Trustee, the Guarantor, or the Company to make any publication of any notice required hereby in an Authorized Newspaper, any publication or other notice in lieu thereof which is made or given with the approval of the Trustee shall constitute a sufficient publication of such notice.

          Section 10.04 COMMUNICATION BY HOLDERS WITH OTHER HOLDERS. Securityholders of any Series may communicate pursuant to Section 312(b) of the TIA with other Securityholders of that Series or of all Series with respect to their rights under this Indenture or under the Securities of that Series or of all Series. The

Company, the Guarantor, the Trustee, the Registrar, and anyone else shall have the protection of Section 312(c) of the TIA.

          Section 10.05 CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT. Upon any request or application by the Company or the Guarantor to the Trustee to take any action under this Indenture, the Company or the Guarantor shall furnish to the Trustee:

                    (1) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                    (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

          Section 10.06 STATEMENTS REQUIRED IN CERTIFICATE OR OPINION. Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                    (1) a statement that the person making such certificate or opinion has read such covenant or condition;

                    (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                    (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                    (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

          Section 10.07 RULES BY TRUSTEE AND AGENTS. The Trustee may make reasonable rules for action by or at a meeting of Securityholders of one or more Series. The Paying Agent or Registrar may make reasonable rules and set reasonable requirements for its functions.

          Section 10.08 LEGAL HOLIDAYS. Except as may otherwise be provided in the form of Securities of any particular Series pursuant to the provisions of this Indenture, a "Legal Holiday" is a Saturday, Sunday, or a day on which banking institutions are not required to be open. If a payment date is a Legal Holiday at a place of payment, payment may be made at such place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

          Section 10.09 GOVERNING LAW. The laws of the State of Wisconsin shall govern this Indenture, the Securities, and any coupons appertaining thereto.

          Section 10.10 NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS. This Indenture may not be used to interpret another indenture, loan, or debt agreement of the Company or the Guarantor or any Affiliate of either of them. No such indenture, loan, or debt agreement may be used to interpret this Indenture.

          Section 10.11 NO RECOURSE AGAINST OTHERS. No director, officer, employee, or stockholder, as such, of the Company or the Guarantor shall have any liability for any obligations of the Company or the Guarantor under the Securities or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

          Section 10.12 EXECUTION IN COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one instrument.

          Section 10.13 CURRENCIES. Except as may otherwise be provided in the form of Securities of any particular Series pursuant to the provisions of this Indenture, all references in this Indenture or in the Securities to "dollars," "$," or any similar reference shall be to the currency of the United States of America.


                                   ARTICLE 11.

                       REPAYMENT AT THE OPTION OF HOLDERS

          Section 11.01 APPLICABILITY OF ARTICLE. Securities of any Series which are repayable at the option of the Holders thereof before their stated maturity shall be repaid in accordance with the terms of the Securities of such Series.



           [THE REST OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals, if any, to be hereunto affixed and attested, all as of the day and year first above written.

                                          ALLIANT ENERGY RESOURCES, INC.



                                          By: /s/ Edward M. Gleason
                                              ----------------------------------
                                              Name:  Edward M. Gleason
                                              Title  Vice President - Treasuer
                                                     and Corporate Secretary



                                          ALLIANT ENERGY CORPORATION,
                                          as Guarantor



                                          By: /s/ Edward M. Gleason
                                              ----------------------------------
                                              Name:  Edward M. Gleason
                                              Title: Vice President - Treasuer
                                                     and Corporate Secretary



                                          FIRSTAR BANK, N.A.,
                                          as Trustee



                                          By: /s/ Pamela Warner
                                              ----------------------------------
                                              Name:  Pamela Warner
                                              Title: Assistant Vice President

                                          Attested by /s/ Yvonne Siira
                                                      Yvonne Sira
                                                      Assistant Secretary